                                                                   Exhibit 10.46

                                GTECH CORPORATION

                            Agreement No. ___________

                                 By and Between

                                GTECH CORPORATION
                                55 TECHNOLOGY WAY
                            WEST GREENWICH, RI 02817

                                       AND

                        TOKYO MAGNETIC PRINTING CO. LTD.
                        2-5-12 HIGASHI-KANDA, CHIYODA-KU
                              TOKYO 101-0031 JAPAN

                 ----------------------------------------------

                               For The Purchase of
                 Scanner, magnetic stripe card reader/recorder,
                       thermal printer and magnetic card
                             thermal eraser/printer

                         Commencement Date: JULY 9,1999

                                  Term: 5 years

       -------------------------------------------------------------------

             GTECH CORPORATION:                    TOKYO MAGNETIC
                                                   PRINTING CO. LTD.

       ------------------------------          ---------------------------

       ------------------------------          ---------------------------

                    GTECH CORPORATION OEM PURCHASE AGREEMENT

1.      Terms and Conditions..................................................1
        1.1.  Products........................................................1
        1.2.  Services........................................................1
        1.3.  OEM Purchases...................................................1
2.      Ordering..............................................................1
        2.1.  Purchase Orders.................................................1
        2.2.  Priority Orders.................................................1
        2.3.  Lead Time.......................................................1
        2.4.  Rescheduling....................................................2
        2.5.  Cancellation for Convenience....................................2
        2.6.  Forecast........................................................2
        2.7.  Long Lead Stock.................................................2
3.      Shipping, Packaging, And Delivery.....................................2
        3.1.  F.O.B., Title, Risk of Loss.....................................2
        3.2.  Shipment........................................................2
        3.3.  Packaging.......................................................2
        3.4.  International Shipments.........................................3
        3.5.  Early Arrival...................................................3
4.      Price.................................................................3
        4.1.  Unit Prices.....................................................3
        4.2.  Price Reduction.................................................3
        4.3.  Price Reductions On Spare Parts And Repairs.....................3
        4.4.  Most Favored Customer...........................................3
5.      Payment...............................................................4
6.      Taxes and Duties......................................................4
7.      Changes...............................................................4
        7.1.  Product Changes.................................................4
        7.2.  GTECH Changes...................................................4
        7.3.  Enhancements, Successor Products................................5
8.      Supply of Products to the Lottery and Gaming Market...................5
        8.1.  Sale of Products by Vendor......................................5
        8.2.  Noncompetition with GTECH.......................................5
        8.3.  VENDOR Outside Requirements.....................................5
9.      Quality and Reliability Requirements..................................5
        9.1.  Reliability Plan................................................6
        9.2.  Reliability Test................................................6
        9.3.  Reliability Test Report.........................................6
        9.4.  Test Equipment and Procedure Correlation........................6
        9.5.  Final Test and Inspection Data..................................6
        9.6.  Source Inspection...............................................6
        9.7.  Receiving Inspection............................................7
        9.8.  Field Reliability Reporting.....................................7
        9.9.  Failure Analysis and Corrective Actions.........................7
        9.10.  GTECH's Rights with Respect to Non-Conforming Goods............7
10.     Insurance.............................................................7

        10.1.  Vendor Insurance Coverage......................................7
        10.2.  Proof of Insurance.............................................8
11.     Indemnity.............................................................8
12.     Spare Parts...........................................................9
        12.1.  Recommended Spare Parts........................................9
        12.2.  Spare Parts Support............................................9
13.     Repair Support........................................................9
        13.1.  Repairs........................................................9
        13.2.  Costs.........................................................10
        13.3.  Repair Orders.................................................10
        13.4.  Failure Analysis..............................................10
        13.5.  Repair Capabilities...........................................10
        13.6.  Test Equipment................................................10
        13.7.  Qualified VENDOR List.........................................10
        13.8.  Documentation.................................................11
14.     Training.............................................................11
        14.1.  Initial Training..............................................11
        14.2  Component Level Training.......................................11
        14.3.  Future Training...............................................11
15.     Representations and Warranties.......................................11
        15.1.  VENDOR Standards..............................................11
        15.2.  VENDOR Authority..............................................11
        15.3.  VENDOR Title; Infringement....................................12
        15.4.  VENDOR Warranty...............................................12
        15.5.  Freight Costs on Warranty Repairs.............................12
        15.6.  Freight Charges on Non-Warranty Repairs.......................12
        15.7.  GTECH Standards...............................................12
        15.8.  GTECH Authority...............................................12
        15.9.  Disclaimer....................................................13
16.     Tooling..............................................................13
17.     Force Majeure........................................................13
18.     Confidentiality......................................................13
19.     Intellectual Property................................................14
20.     Public Announcements.................................................14
21.     Notices..............................................................14
22.     Assignment...........................................................14
23.     Term and Termination.................................................15
        23.1.  Term..........................................................15
        23.2.  Termination by GTECH..........................................15
        23.3.  Termination by VENDOR.........................................15
        23.4.  Obligations Upon Termination..................................15
24.     Conflicting Provisions...............................................16
25.     Manufacturing Rights.................................................16
26.     Miscellaneous........................................................16

                                   ATTACHMENTS

1.      Product Specification

2.      Pricing

3.      Normal Lead Time & Rescheduling Changes

4.      Non-Warranty Repair Costs

5.      Packaging Specification

6.      Manufacturing Rights

7.      Design Development Agreement dated 7/9/99

8.      Nondisclosure Agreement

                          GTECH OEM PURCHASE AGREEMENT

        THIS AGREEMENT by and between GTECH CORPORATION, a Delaware corporation, ("GTECH") with offices at 55 Technology Way, West Greenwich, RI 02817 and Tokyo Magnetic Printing Co., Ltd., a Japanese corporation ("TMP") with its principal offices at 2-5-12 Higashi-Kanda, Chiyoda-Ku, Tokyo 101-0031 Japan (TMP is sometimes referred to as "VENDOR") sets out the terms and conditions under which TMP will manufacture, develop and sell the Products and provide the Services described in this Agreement and Attachments to GTECH.

1.      TERMS AND CONDITIONS

        1.1 PRODUCTS. As used in this Agreement, "Products" means the items identified in the specifications attached hereto as Attachment 1 (the "Specifications") as well as the VENDOR's recommended spare parts, subassemblies, operating supplies, maintenance kits, and options, if any, produced in accordance with Specifications and any subsequent modifications authorized in accordance with the terms of this Agreement. Products include pre-approved VENDOR model numbers in conjunction with the specification, but do not include the magnetic cards.

        1.2 SERVICES. As used in this Agreement, "Services" means the ancillary services, if any, to be provided by VENDOR in accordance with the terms of this Agreement including without limitation, those services described in Section 12, 13 and 13.8 of this Agreement.

        1.3 OEM PURCHASES. GTECH represents that the Products purchased under this Agreement are intended primarily for resale, rental or lease directly and indirectly to GTECH's customers under trademarks and trade names selected by GTECH. Products may also be used by GTECH and its subsidiaries for their internal use.

2.      ORDERING

        2.1 PURCHASE ORDERS. All purchases under this Agreement will be made under purchase orders referencing this Agreement and hereby issued by GTECH or by any subsidiary or affiliate of GTECH provided GTECH guarantees the obligations hereunder. Purchase Orders will be deemed accepted by VENDOR unless rejected in writing by VENDOR specifying the reasons for rejection within fourteen (14) calendar days after receipt of the Purchase Order. VENDOR may reject Purchase Order, only if a Purchase Order does not comply with the terms and conditions of this Agreement or proposes new or additional terms that are not acceptable to VENDOR.

        2.2 PRIORITY ORDERS. VENDOR will make best efforts to ship spare parts identified as "Priority Orders" within ninety-six (96) hours after receipt of GTECH purchase order by VENDOR.

        2.3 LEAD TIME. Unless otherwise agreed, Purchase Orders shall specify a delivery date with the Normal Lead Time specified in Attachment 3. If GTECH requests delivery with less than Normal Lead Time to meet a special requirement, including the replacement of Products lost or damaged in shipment, VENDOR will use its best efforts to expedite delivery;

including, without limitation, giving GTECH first priority with respect to all Products in stock or on order, provided however, that GTECH shall not pay any additional charges or costs for expediting unless such charges or costs have been accepted in writing by GTECH.

        2.4 RESCHEDULING. GTECH may, without charge, reschedule delivery of any Product or Service with prior written notice to VENDOR at anytime 60 days before the delivery date specified in the applicable Purchase Order, provided that the rescheduled delivery date shall not be more than 60 days later than the specified delivery date. GTECH shall only be permitted to reschedule delivery twice for any applicable Purchase Order.

        2.5 CANCELLATION FOR CONVENIENCE. GTECH may cancel issued Purchase Orders with prior written notice to VENDOR at anytime 90 days before the delivery date specified in the applicable Purchase Order. In such event, with respect to customized GTECH-specific Products which cannot be resold, GTECH and VENDOR will negotiate a reasonable cancellation charge to be paid to VENDOR, and such charge shall not exceed the production cost of the Product.

        2.6 FORECAST. Any forecast is provided as a good faith estimate of GTECH's anticipated requirements for Products for the periods indicated based on current market conditions and does not constitute a commitment to purchase any quantity of Products or Services.

        2.7 LONG LEAD STOCK. GTECH, at its option, may pay VENDOR to procure certain parts requiring long production lead times. GTECH and VENDOR shall discuss which parts to procure (for approximately 1000 units of Products). GTECH shall issue Purchase Orders to purchase such parts with payment made within thirty (30) days of invoice after VENDOR receives such parts, and VENDOR shall maintain those parts as stock for release in accordance with GTECH instructions.

3.      SHIPPING, PACKAGING, AND DELIVERY

        3.1 F.O.B., TITLE, RISK OF LOSS. Unless otherwise agreed, deliveries of Products will be made F.O.B. Boston, duty paid. Subject to proper packaging, title and risk of loss shall pass to GTECH upon proper tender of the Products to the carrier. VENDOR will provide proof of delivery upon request and will provide reasonable assistance to GTECH at no charge in any claim GTECH may make against a carrier or insurer for misdelivery, loss or damage to Products after title has passed to GTECH.

        3.2 SHIPMENT. VENDOR will ship Product in accordance with GTECH's instructions if a "delivery date" is specified in the purchase order.

        3.3 PACKAGING. VENDOR shall affix to the outside of each shipment a list of contents, including serial numbers, to allow for review of contents upon receipt. Products shall be packaged in accordance with any special instructions in Attachment 1. Where no special instructions for packaging are provided, GTECH's general packaging specification, Attachment 5, (or current version supplied to VENDOR) shall be used.

        3.4 INTERNATIONAL SHIPMENTS. If GTECH specifies delivery for international shipment by GTECH or GTECH's freight forwarder, VENDOR will be responsible for obtaining any necessary U.S. Department of Commerce export licenses, permits or approvals. GTECH will be responsible for any licenses, permits or approvals of the country of import.

        3.5 EARLY ARRIVAL. GTECH reserves the right to reject Products arriving at GTECH's facilities more than five (5) days before the "delivery date" if one is specified in the Purchase Order.

4.      PRICE

        4.1 UNIT PRICES. The prices for Products, Services, (if separately priced) operating supplies, maintenance kits, and spare parts under this Agreement will be as specified in Attachment 2. Unless otherwise stated in Attachment 2, the prices and pricing formulas in Attachment 2 will remain in effect for the Term (as defined in Section 23.1 hereof) of the Agreement and any extensions. GTECH international subsidiaries may purchase Products under the same conditions as in Attachment 2, in local currency (at the exchange rate set by a money center bank for the time of purchase). Pricing for Products and Services may be renegotiated from time to time by mutual agreement of the parties.

        4.2 PRICE REDUCTION. VENDOR represents that the prices specified in Attachment 2 are the lowest prices charged to any other customer of VENDOR purchasing the same or lesser quantities of Products and/or Services under similar terms and conditions. If at any time or times hereafter VENDOR offers Product and/or Services to any other customer on more favorable terms, conditions or prices, VENDOR shall at the time offer the same terms, conditions and prices to GTECH. If accepted by GTECH, such terms, conditions and/or prices shall apply to such Products and Services purchased by GTECH only for the time such favorable terms and conditions and/or services are offered to any customer.

        4.3 PRICE REDUCTIONS ON SPARE PARTS AND REPAIRS. In the event of a price reduction on the Product covered under this Agreement, VENDOR agrees to reduce the list price of those spare parts, affected by the price reduction for the period such price reduction is in effect. Any and all discounts, which are stated in Attachment 2 of this Agreement shall remain in effect, and may be applied to all purchases made hereunder. The price reduction will apply to all Purchase Orders for spare parts and repairs that are scheduled for delivery no less than thirty (30) days after the effective date of the price reduction.

        4.4 MOST FAVORED CUSTOMER. All of the prices, terms, warranties and benefits granted by VENDOR herein are comparable to or more favorable to GTECH than the equivalent terms being offered by VENDOR to any present customer. If VENDOR shall, during the period from the Effective Date to the date of acceptance of the Product, enter into arrangements with any other customer providing in the aggregate greater benefits or more favorable terms (other than more favorable prices caused solely by difference in foreign currency exchange rates), this Agreement shall thereupon be deemed amended to provide same to GTECH for the period such favorable terms are in effect.

5.      PAYMENT

        VENDOR may issue invoices no earlier than the shipping date of the Products or Services. Payment will be made within thirty (30) days of receipt of invoices issued after

Products clear U.S. Customs, pursuant to this Agreement, except that in the event that GTECH elects to take delivery at VENDOR's international manufacturing location, then an additional thirty (30) days will be added to reflect estimated shipping time. Payment shall not constitute acceptance of non-conforming Products. For repair of products at international locations, the term of payment will be sixty (60) days.

6.      TAXES AND DUTIES

        GTECH will be responsible for all taxes applicable to the Products. GTECH will pay as a separate invoiced item only such sales, use, value-added or similar tax listed therein (all other taxes are excluded, including, without limitation, taxes based upon VENDOR's net income), lawfully imposed on the sale of the Products or provision of Services to GTECH. Taxes, duties or like charges imposed on the Products after title has passed to GTECH will be paid by GTECH unless such charges are the result of a trade sanction imposed on VENDOR's Products as specified in Section 23.2. In lieu of taxes, GTECH may furnish to VENDOR a tax exemption certificate. VENDOR agrees to provide reasonable assistance to GTECH, without charge, in any proceeding for the refund or abatement of any taxes GTECH is required to pay under this Section 6.

7.      CHANGES

        7.1 PRODUCT CHANGES. VENDOR shall submit evaluation samples of all Product changes that affect form, fit, function, maintainability, repairability, reliability or appearance at least ninety (90) days before such changes are implemented. VENDOR shall forward (2) copies of all requests to make the changes generally described above to: GTECH CORPORATION, 55 Technology Way, West Greenwich, RI 02817, Attention: Purchasing Agent. GTECH may, at its option, decline to have such changes incorporated into the Products (60) days after receipt of samples. Proposed changes will not be incorporated into the Products until accepted in writing by GTECH.

        7.2 GTECH CHANGES. GTECH may request changes in the Products at any time or times during the Term of this Agreement. If such changes in the Products will require changes in the prices and/or delivery schedule, VENDOR must respond promptly with a written change proposal setting forth the changes in prices and/or delivery schedule. Such proposal, when signed by an authorized representative of GTECH, will become part of this Agreement. If VENDOR does not respond with a written change proposal within forty-five (45) days after receipt of GTECH's request, such changes will be implemented without any alternation in the price and/or delivery schedule. If the prices and/or delivery schedule is not accepted by GTECH, the changes shall not be made.

        7.3 ENHANCEMENTS, SUCCESSOR PRODUCTS. If during the Term of this Agreement, VENDOR offers improvements, options, additional functionality or other enhancements to the Products not available at the time this Agreement is signed ("Enhancements") or other products which substantially replace the Products ("Successor Products"), VENDOR will offer such Enhancements and/or Successor Products to GTECH at prices that do not exceed those charged to any other customer of VENDOR purchasing the same or lesser quantities of such Enhancements or Successor Products. If GTECH elects, in writing, to purchase such Successor

Products or Enhancements, the Enhanced Products or Successor Products as the case may be, will be substituted to make up the balance of any committed quantity under this Agreement. In any event, GTECH may, at its option, elect to continue to purchase Products as originally specified for the balance of the then current ordering period.

8.      SUPPLY OF PRODUCTS TO THE LOTTERY AND GAMING MARKET

        8.1 SALE OF PRODUCTS BY VENDOR. During the Term of this Agreement and any extensions thereof, GTECH shall have the sole discretion as to whether to submit proposals or bids for the sale, lease or other transfer of the Products to any current or potential customer of GTECH or its affiliates, and as to whether such a proposal or bid shall be submitted by GTECH, by VENDOR or jointly with other parties. During the Term of this Agreement and any extensions thereof, VENDOR shall not, without GTECH's prior written consent which consent shall not be unreasonably withheld, supply the Products provided herein to any other person or entity primarily engaged in the operation of public or private lotteries and gaming establishments in the U.S. or abroad.

        8.2 NONCOMPETITION WITH GTECH. VENDOR further agrees that during the Term of this Agreement and any extensions thereof, and for the one (1) year period after the expiration or termination, VENDOR shall not without the consent of GTECH, directly or indirectly, (a) engage in any gaming or lottery business which is in competition with GTECH, or its wholly-owned subsidiaries, (provided that the sale of products which are not Products to gaming or lottery business shall not be a violation of this Section); (b) own an interest in, manage, or control, any business or entity that competes with GTECH, its wholly-owned subsidiaries, provided however that VENDOR's ownership as a non-controlling, passive investor of less than ten percent (10%) of the stock of a corporation so engaged shall not be deemed to constitute such competition; or (c) engage in any effort or act to solicit or induce employees or agents of GTECH or its wholly-owned subsidiaries to join VENDOR.

         8.3 VENDOR OUTSIDE REQUIREMENTS. VENDOR agrees that it shall advise its distributors outside the U.S. of the covenants and responsibilities set forth in this Agreement.

9.      QUALITY AND RELIABILITY REQUIREMENTS

        GTECH requires that the VENDOR have in place at its manufacturing facility, adequate quality and reliability safeguards to ensure that all Product shipped to GTECH meets or exceeds all parameters called forth in the Product Specification.

        9.1 RELIABILITY PLAN. The VENDOR will submit to GTECH Quality a reliability test plan for the Product. The reliability test plan will include the VENDOR's reliability requirements based on the Product Specification and test schedule. GTECH's Quality Department will review the reliability plan for the Product, provide comments against the plan and approve the plan when satisfied that all design requirements will be adequately tested. In the event that GTECH does not approve the reliability plan, parties will discuss reasonable steps to adapt the plan to GTECH's requirements.

        9.2 RELIABILITY TEST. The VENDOR will conduct a reliability test on the Product to ensure that the Product meets or exceeds all parameters called forth in the Product Specification.

GTECH may participate and/or monitor the VENDOR's reliability test on the Product at the VENDOR's facility.

        9.3 RELIABILITY TEST REPORT. The VENDOR will submit to GTECH Quality a formal reliability test report for the Product based on the results of the Product reliability test. The reliability test report will contain all data necessary to verify and confirm that the Product meets all the design requirements identified in the Product Specification and any resultant design changes and corrective action to resolve any test failures. GTECH Quality must approve the VENDOR's reliability test report before the VENDOR can be approved to ship Product to GTECH.

        9.4 TEST EQUIPMENT AND PROCEDURE CORRELATION. The test equipment and procedures used in the VENDOR's final inspection and test, will correlate with the test equipment and procedures used by GTECH; if correlation is not achieved within 30 days prior to the first production shipment, the VENDOR agrees to obtain additional test equipment and/or develop procedures which are capable of correlation. Said test equipment and procedures will be mutually agreed upon by both the VENDOR and GTECH Purchasing, Quality and Test Engineering.

        9.5 FINAL TEST AND INSPECTION DATA. The VENDOR will provide GTECH with inspection and/or test data based on the mutually agreed upon test equipment and procedures with each lot of Product delivered to GTECH. The VENDOR will make final test and inspection data (yield information), on going reliability test data, field reliability performance data, and repair data available at the request of GTECH throughout the life of the Product.

        9.6 SOURCE INSPECTION. The VENDOR will allow GTECH (or its representatives) to perform source inspection at their facility, using mutually agreed upon test equipment and procedures. It is GTECH's plan to source inspect the initial lots of Product scheduled for shipment from VENDOR's manufacturing facility to GTECH production or field sites. To do this in a timely fashion, the VENDOR will notify GTECH (or its representative) that source inspection is available at least one week prior to the requested source inspection date. Source inspection activity will continue, at the discretion of the GTECH Quality Organization.

        9.7 RECEIVING INSPECTION. GTECH plans to conduct receiving inspection, and test on all OEM components. GTECH will 100% inspect and test the first 7 consecutive lots of VENDOR Products for visual, mechanical, electrical and other types of compliance as specified. After the initial 7 lots have been qualified, GTECH plans to conduct receiving inspection using MIL-STD-105E, General Inspection Level 1, with an AQL of 1.0 for normal sampling inspection.

        9.8 FIELD RELIABILITY REPORTING. The VENDOR agrees to supply the GTECH Quality Department with field reliability performance data for the Product purchased by GTECH. The field reliability data is to be structured in the following (or equivalent) manner and made available on electronic mail:

VENDOR FAILURE ANALYSIS SPREADSHEET
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 PRODUCT   DATE   RETURN     RETURN      INITIAL      DATE        REPAIR      ROOT CAUSE    CORRECTIVE    RMA  SHIP
 SER. NO. RECV'D  SOURCE     REASON      FINDINGS   ANALYZED    PERFORMED                  ACTION TAKEN   NO.  DATE
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

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

        9.9 FAILURE ANALYSIS AND CORRECTIVE ACTIONS. The VENDOR agrees to supply, within 21 calendar days of written notice of nonconformance, written failure analysis and corrective actions for any devices failing to meet any and all form, fit, function, quality or reliability requirements called out in the Products Specification.

        9.10 GTECH'S RIGHTS WITH RESPECT TO NON-CONFORMING GOODS. The testing procedures available to GTECH are discretionary and not mandatory. In the event GTECH chooses not to perform any or some portion of such testing, or such testing would not reasonably reveal a non-conformance in the Product, GTECH reserves its right under the Uniform Commercial Code to reject any shipment of Product and to purchase similar Product and be immediately reimbursed by the VENDOR for the difference between the cost of such Product and the VENDOR's Product.

10.     INSURANCE:

        10.1 VENDOR INSURANCE COVERAGE. VENDOR shall purchase and maintain Product liability coverage with a limit of $10,000,000 throughout the life of this Agreement. As a condition for such insurance coverage, GTECH shall be required to report to VENDOR the number of Products or GTECH terminals containing Products shipped, listed by country, within 30 days after shipment. GTECH shall also report to VENDOR on any material changes (including returns of Product) in such numbers.

        10.2 PROOF OF INSURANCE. Evidence of said insurance will be in the form of a certificate of insurance and will be provided within 14 days from date of this Agreement. Notification to GTECH will occur within 15 days of any cancellation or material change in coverage. In the event of a failure to furnish such proof or the cancellation or material change to such insurance, without prejudice to any other remedy GTECH may have, GTECH may terminate this Agreement, provided that GTECH gives VENDOR 30 days prior written notice of such failure and VENDOR fails to correct such failure, or at its option, charge the cost of required insurance to the VENDOR. All Certificates of Insurance are to be forwarded to: GTECH Corporation, 55 Technology Way, West Greenwich, RI 02817,
ATTN: Risk Management Department.

11.     INDEMNITY

        11.1 In addition to, and not limitation of, any other indemnifications, warranties and covenants set forth herein, VENDOR hereby agrees to indemnify and hold GTECH harmless with respect to any and all costs, expenses and liability, including without limitation reasonable attorney's fees, arising out of any claim or action based on a failure of the Products or Services to meet the specifications set forth herein, or the failure of the VENDOR to meet any of its obligations hereunder.

        VENDOR shall defend, indemnify and hold GTECH, its subsidiaries, affiliates, distributors and customers harmless from any and all costs, expenses and liability, including reasonable attorney's fees, arising out of any claim or action based on actual or alleged infringement by the Products or any patent, copyright, trade secret or other proprietary interest except as may have been caused by (a) a modification or misuse by GTECH (b) GTECH's combination, operation or use with devices, data or programs not furnished by VENDOR, to the extent that the infringement would not have occurred but for such modifications, misuse, combination, operation or use.

        GTECH shall give VENDOR prompt notice of any claim or action and shall provide reasonable assistance to VENDOR, at VENDOR's expense, in defending any such claim or action. If any injunction is issued which prohibits the use or sale of the Products by reason of any matter covered by this Section, then VENDOR shall, at its expense, either: (a) procure for GTECH, its subsidiaries, affiliates, distributors and its customers the right to continue using the Products; (b) modify the Products so they become non-infringing products; (c) substitute equivalent non-infringing products; or (d) if neither (a) through (c) are reasonably available, GTECH may return the Products to VENDOR and VENDOR will refund the purchase price to GTECH less depreciation based upon the straight line method and a product life of five (5) years.

        Notwithstanding the foregoing, VENDOR shall have no liability to GTECH for actual or claimed infringement arising out of: (a) compliance with detail designs, plans or specifications furnished by GTECH unless such infringement would arise independent of such designs, plans or specifications; (b) use of the Products in combination with other equipment or software not reasonably contemplated by VENDOR; or (c) use of the Products in any process not reasonably contemplated by VENDOR. VENDOR acknowledges that the Specifications in Attachment 1 to this Agreement is not a "specification" which excuses or releases VENDOR from performing its indemnity and other obligations hereunder.

        11.2 In addition to, and not in limitation of, any other indemnifications, warranties and covenants set forth herein, GTECH hereby agrees to indemnify and hold VENDOR harmless with respect to any and all costs, expenses and liability, including without limitation reasonable attorneys, fees, arising out of any claim or action based on a failure of GTECH to meet any of its obligations hereunder.

        GTECH shall defend, indemnify and hold VENDOR, VENDOR's subsidiaries, affiliates, distributors and customers harmless from any and all costs, expenses and liability, including reasonable attorney's fees, arising out of any claim or action based on actual or alleged infringement solely by the details, designs, plans or specifications furnished by GTECH of any patent, copyright, trade secret or other proprietary interest. VENDOR shall give GTECH prompt notice of any claim or action and shall provide reasonable assistance to GTECH, at GTECH's expense, in defending any such claim or action.

        11.3 The terms and conditions of this Section 11 shall survive the expiration or termination of this Agreement for any reason whatsoever.

        11.4 VENDOR's liability under this section, except for claims related to intellectual property, shall be limited to the cost of Product and/or Services and shall exclude incidental and consequential damages.

12.     SPARE PARTS

        12.1 RECOMMENDED SPARE PARTS. VENDOR shall provide a Recommended Spare Parts List (RSL) for all Products covered by this Agreement. The RSL shall include all parts and assemblies necessary to repair and maintain the Products purchased under this Agreement. A separate RSL shall be supplied for each product model or configuration, identifying all common parts.

        12.2 SPARE PARTS SUPPORT. VENDOR shall make all spare parts available during the Term of this Agreement and, on reasonable business terms, for a period of five (5) years after the Term.

13.     REPAIR SUPPORT

        13.1 REPAIRS. GTECH will repair in-warranty failures at its domestic manufacturing facility and its field depot sites. VENDOR will provide the appropriate spare parts, fixtures, diagnostics, schematics, software programs, etc. required to support this effort. GTECH field sites will procure, at their expense, the appropriate spare parts and diagnostic tools, fixtures, etc. required to support the repair in the field but VENDOR will provide, at no cost to GTECH, the spare parts necessary to support in-warranty failures at GTECH's domestic manufacturing facility. A recommended spare parts list (RSL) will be developed for all sites accordingly. Nothing in this Agreement shall result in VENDOR transferring or assigning title in VENDOR's intellectual property rights through the provision to GTECH of spare parts, fixtures, diagnostics, schematics, software programs, etc.

        GTECH will provide a detailed breakdown of all failed Product in warranty on a bi-weekly basis that will include serial number, mode of failure and parts with corresponding part numbers used to repair Product. GTECH field locations will provide similar report to VENDOR at the end of every month. VENDOR will replace at no cost to GTECH defective parts listed on these reports to the respective manufacturing and field sites within 21 days of receipt of report. VENDOR will also reimburse GTECH $75US for each failed reader at all locations at the end of each calendar quarter. VENDOR may, at its option, request the return of any failed Product for failure analysis and may audit failures at any GTECH facility during normal business hours upon reasonable notice, which audit shall not interfere with the ordinary operations at such facility.

        When deemed cost effective, some international sites may elect to return Product for repair direct to VENDOR. VENDOR will provide RMA and return instructions as required.

        13.2 COSTS. All costs to support the repair of Product out of warranty will be borne by GTECH.

        13.3 REPAIR ORDERS. In addition to VENDOR's obligations under Section 15, VENDOR agrees to repair all out of warranty failures at GTECH's cost within thirty (30) days from the receipt of the purchase order for such repair, or in the alternative, replace at GTECH's cost and with GTECH's consent such Product with new Product which shall conform to the Product Specification, Attachment 1.

        13.4 FAILURE ANALYSIS. VENDOR shall provide a failure analysis, at its sole cost and expense, on each Product which is returned for repair under warranty. On serialized Products repair data shall be provided for each serialized unit returned.

        13.5 REPAIR CAPABILITIES. GTECH reserves the right to repair any of the assemblies, subassemblies, or other items comprising the Product purchased under this Agreement. If GTECH elects to perform warranty repair at its manufacturing facility or in the field, VENDOR will supply GTECH with the necessary support to repair the Product.

        13.6 TEST EQUIPMENT. VENDOR shall make available to GTECH, upon written request by GTECH, any test procedures, special tools, jigs, fixtures, diagnostics, programs, test equipment or supplies necessary to repair the unit, any of the assemblies, subassemblies, piece parts, components, or other items comprising the Product purchased under this Agreement to component level.

        13.7 QUALIFIED VENDOR LIST. VENDOR shall supply GTECH a qualified VENDOR list (QVL) for all components used in the Products purchased under this Agreement. This QVL shall include the manufacturers and the corresponding part numbers for all components used in the Product, any of the assemblies, subassemblies, piece parts, components, or other items comprising the Products purchased under this Agreement. Updates to this list shall be forwarded to GTECH CORPORATION, 55 Technology Way, West Greenwich, RI 02817 Attention: Procurement Agent Responsible for Commodity.

        13.8 DOCUMENTATION. During the Term of this Agreement, VENDOR hereby grants onto GTECH the unlimited right to use, reprint, and distribute VENDOR's Product manuals and documentation ("Documentation"), including , but not limited to user's manuals, schematics, maintenance, theory of operation and troubleshooting guides, and any other Documentation that VENDOR shall make available. Upon request, VENDOR shall provide camera-ready copies of the Documentation to GTECH at no additional charge. GTECH agrees to display copyright notices in accordance with VENDOR's reasonable written instructions.

14.     TRAINING

        14.1 INITIAL TRAINING. VENDOR agrees to provide, at no charge to GTECH, three (3) training classes with up to twelve (12) students per class at a GTECH-designated site during the Term of this Agreement. Pursuant to the above, GTECH shall: (1) reimburse VENDOR for instructor's reasonable transportation and living expenses and, (2) provide equipment (or reimburse VENDOR for equipment transportation) as required to support training classes. VENDOR shall provide the instructor and his instructional materials for the above referenced classes. Training classes may be video taped for future use by GTECH.

        14.2 COMPONENT LEVEL TRAINING. VENDOR shall provide at no charge to GTECH, such training necessary to enable GTECH to repair to a component level, the unit, any of the assemblies, subassemblies, or other items comprising the Products purchased under this Agreement. A minimum of one (1) of the training class described in Section 14.1 shall consist of Component Level Training.

        14.3 FUTURE TRAINING. GTECH may schedule a maximum of three (3) students per quarter in VENDOR's regularly scheduled class, at VENDOR's location, during the Term of this Agreement. If no regularly scheduled classes are conducted, then GTECH may request VENDOR to conduct one (1) class per year in which GTECH may schedule a maximum of six (6) students.

15.     REPRESENTATIONS AND WARRANTIES

        15.1 VENDOR STANDARDS. VENDOR represents and warrants that all Products delivered to GTECH under this Agreement will comply with applicable UL standards and will comply with the applicable FCC rules for the type of Product involved, including type acceptance or certification where required. VENDOR will obtain and maintain at its own expense all applicable listings, certifications and approvals in VENDOR's name. VENDOR will provide all necessary information and assistance to GTECH with respect to listings, certifications and approvals that are required to be in GTECH's name.

        15.2 VENDOR AUTHORITY. VENDOR warrants that: (a) it has the right to enter into this Agreement; (b) all necessary actions, corporate and otherwise, have been taken to authorize the execution and delivery of this Agreement and the same is the valid and binding obligation of VENDOR; (c) all licenses, consents and approvals necessary to carry out all of the transactions contemplated in this Agreement have been obtained by VENDOR; and, (d) VENDOR'S performance of this Agreement will not violate the terms of any license contract, note or other obligation to which VENDOR is a party.

        15.3 VENDOR TITLE; INFRINGEMENT. VENDOR warrants that: (a) it has and shall pass to GTECH good title to the Products free and clear of all liens and encumbrances; (b) the Products do not infringe any patent, trademark or copyright or otherwise violate the rights of any third party; (c) no claim or action is pending or threatened against VENDOR or, to VENDOR's knowledge, against any licenser or supplier of VENDOR that would adversely affect the right of GTECH or any customer of GTECH to use the Products for their intended use.

        15.4 VENDOR WARRANTY. Unless otherwise specified in Attachment 1, VENDOR warrants that the Products and spare parts will: (a) be new; (b) conform to the Specification for use with the Altura family of terminals; (c) be free from defects in materials and workmanship for a period of fifteen (15) months from delivery to the end user, whether GTECH or a customer, provided such non-conformance or defect shall not have been caused by GTECH or its customers, or their incorporation and/or use of Products or spare parts with products not contemplated by the Specification or software. Upon written notice from GTECH of a Product or spare part that fails to meet the foregoing warranty, GTECH's sole remedy under this Agreement shall be VENDOR'S prompt repair or replacement of such Products(s) within thirty (30) days of receipt by VENDOR of the failed or nonconforming Product or spare part.

        15.5 FREIGHT COSTS ON WARRANTY REPAIRS. All Products returned to VENDOR for repair under warranty shall be shipped, FOB GTECH's domestic or international repair facility, freight collect to VENDOR. VENDOR shall return all Product repaired under warranty, FOB GTECH's designated domestic stocking facility or respective international repair facility, freight prepaid by VENDOR. In no case shall GTECH be liable for any costs related to the cost of freight on Products returned under warranty.

        15.6 FREIGHT CHARGES ON NON-WARRANTY REPAIRS. Freight charges directly associated with the repair of non-warranty Products and/or spare parts shall be borne by GTECH.

        15.7 GTECH STANDARDS. GTECH represents and warrants that all components arising solely from the details, designs, plans or specifications, furnished by GTECH under this Agreement will comply with applicable UL standards and will comply with applicable FCC rules for the type of component involved, including type acceptance or certification where required.

        15.8 GTECH AUTHORITY. GTECH warrants that: (a) it has the right to enter into this Agreement; (b) all necessary actions, corporate and otherwise, have been taken to authorize the execution and delivery of this Agreement and the same is valid and binding obligation of GTECH; and (c) all licenses, consents and approvals necessary to carry out all of the transactions contemplated in this Agreement have been obtained by GTECH; and (d) GTECH's performance of this Agreement will not violate the terms of any license contract, note or other obligation to which GTECH is a party.

        15.9 DISCLAIMER. EXCEPT AS SET FORTH HEREIN, VENDOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AND SPECIFICALLY EXCLUDES ANY WARRANTY THAT THE PRODUCT AND SERVICES ARE FIT FOR ANY PARTICULAR PURPOSE AND FURTHER SPECIFICALLY EXCLUDES ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR PARTICULAR USE. THE STATED WARRANTIES AND COMMITMENTS SET FORTH HEREIN, ARE IN LIEU OF ALL OTHER OBLIGATIONS OR LIABILITIES ON THE PART OF THE VENDOR FOR DAMAGES OR OTHER RELIEF, INCLUDING, BUT NOT LIMITED TO, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES THAT IN ANY WAY RISE OUT OF OR ARE IN CONNECTION WITH THE USE AND/OR THE PERFORMANCE OF THE PRODUCTS OR SERVICES.

16.     TOOLING

        GTECH has the right to purchase tooling for an agreed upon amount, which purchase shall include a corresponding right to use for the same purposes as set forth in this Agreement. Any tooling purchased by GTECH for the manufacture of the Products, whether kept at GTECH's or VENDOR's premises, shall remain the property of GTECH for GTECH's exclusive use. The tooling purchased by GTECH and used by VENDOR in the manufacture of the Products shall be stored and maintained by VENDOR but may be removed from the VENDOR's location at any time by GTECH, without notice, and at no additional cost to GTECH. VENDOR shall take such steps to protect GTECH's title to the tooling as GTECH may reasonably request. At a minimum, VENDOR shall cause a sign to be affixed to such tooling stating "Property of GTECH Corporation". VENDOR's title to the Intellectual Property, if any, related to the tooling shall not pass to and shall not be assigned to GTECH, except as required and contemplated in the Manufacturing Rights in Attachment 6 hereto.

17.     FORCE MAJEURE

        Either party shall be excused from its performance hereunder to the extent that its performance is prevented by fire, flood, acts of God, strikes, material shortages or other causes beyond its reasonable control; provided that, the party claiming Force Majeure notifies the other in writing within five (5) days of the commencement of the condition preventing its performance and its intent to rely thereon to extend the time for its performance of this Agreement.

18.     CONFIDENTIALITY

        Each party acknowledges and agrees that all documents, data, software or information in any form which are provided by the other party (hereinafter "Confidential Information") is the property of said party. Each party will receive and maintain all Confidential Information in the strictest confidence and, except as provided herein, shall not use Confidential Information for its own benefit or disclose it or otherwise make it available to third parties without the prior written consent of the party providing the information. Each party agrees to limit the use of Confidential Information to only those of its employees and suppliers who need Confidential Information for the purpose of this Agreement and to advise all of its employees of the other party's rights in the Confidential Information. Nothing in this Agreement shall be construed as granting or conferring upon either party any rights by license or otherwise in any Confidential Information, trademarks, patents or copyrights of the other party, except for the limited purposes of performance hereunder. Confidential Information does not include information which is: (a) in the public domain; (b) already known to the party to whom it is disclosed (hereinafter "Recipient") at the time of such disclosure; (c) subsequently received by Recipient in good faith from a third party having prior right to make such subsequent disclosure;
(d) independently developed by Recipient without use of the information disclosed pursuant to this Agreement; (e) approved in writing for unrestricted release or unrestricted disclosure by the party owning or disclosing the information (hereinafter "Discloser"); or (f) produced or disclosed pursuant to applicable laws, regulations or court order, provided the Recipient has given the Discloser prompt written notice of such request such that the Discloser has an opportunity to defend, limit or protect such production or disclosure. At the request of a Discloser, and in any event upon the expiration or other termination of this Agreement, each Recipient shall promptly deliver to Discloser all products, components and equipment provided by Discloser as well as all records or other things in any media containing or embodying Discloser's Confidential Information within its possession or control which were delivered or made available to each Recipient during or in connection with this Agreement, including any copies thereof.

19.     INTELLECTUAL PROPERTY

        All intellectual property rights between the parties are governed by that certain Design and Development Agreement dated July 9, 1999, which is incorporated herein by reference, a copy of which is attached to this Agreement as Attachment 7.

20.     PUBLIC ANNOUNCEMENTS

        Neither party may make any public announcements regarding this Agreement or to disclose any of the terms and conditions hereof to any third party without the prior written consent of the other party. The foregoing notwithstanding, either party may make any announcements which it is advised by counsel are necessary to comply with federal or state securities laws.

21.     NOTICES

        All notices required or contemplated by this Agreement shall be deemed effective if written and delivered in person or if sent by a priority mail service, return receipt requested, to GTECH at the address shown above to the attention of GTECH's Representative or to VENDOR at the address shown above to the attention of VENDOR's Representative; or such other persons or addresses as may hereafter be designated by the respective parties.

22.     ASSIGNMENT

        This Agreement and the disclosure of confidential information hereunder are made in reliance upon VENDOR's reputation, skill and expertise. VENDOR agrees not to assign this Agreement or any right or obligation hereunder without the prior written consent of GTECH in each instance. Any attempted assignment shall be void. This covenant not to assign without consent shall include assignments to parents or subsidiaries of VENDOR or any transfer of a majority interest in VENDOR. The consent by GTECH to any assignment shall not constitute a waiver of the need for consents for any further assignments. GTECH may only assign its rights and/or obligations hereunder, in whole or in part, to any parent or subsidiary corporation, or any affiliate, without the consent of, but upon prior written notice to, VENDOR.

23.     TERM AND TERMINATION

        23.1 TERM. The term of this Agreement shall be for five (5) years (the "Term") commencing as of July 9, 1999 (the "Commencement Date"), unless terminated earlier as provided in this Agreement. Unless either party notifies the other in writing at least thirty (30) days before the end of the Term of its intent to terminate this Agreement at the end of the Term, this Agreement will be extended automatically and will continue in effect without any volume commitment until terminated by either party on thirty (30) days prior written notice. Unless otherwise agreed in writing, the prices for the Products during any such extension shall be the same prices in effect at the end of the Term.

        23.2 TERMINATION BY GTECH. GTECH may terminate this Agreement at any time if (a) VENDOR fails or neglects to perform any of its material obligations hereunder and such condition has not been cured within thirty (30) days of written notice thereof by GTECH;

(b) VENDOR, or VENDOR's parent or a wholly owned subsidiary of VENDOR, is the subject of trade sanctions by the United States government, or any other government, or quasi-governmental agency which materially affects GTECH's ability to sell, lease, or maintain the Product; (c) VENDOR attempts to assign this Agreement in violation of Section 22 or any right or obligation hereunder without GTECH's consent; (d) any assignment is made of VENDOR's business for the benefit of creditors, or if a petition in bankruptcy is filed by or against VENDOR and such petition is not dismissed within ninety (90) days, or if a receiver or similar officer is appointed to take charge of all or part of VENDOR's property, or if VENDOR is adjudicated a bankrupt; or (e) the Products are infringing and the VENDOR is unable to procure a right for GTECH to continue to use the Products as set forth in Section 11.1 hereof.

        23.3   TERMINATION BY VENDOR. VENDOR may terminate this Agreement if:
(a) GTECH fails to perform any of its material obligations hereunder and such condition has not been cured within thirty (30) days of written notice thereof by VENDOR; provided that, VENDOR may not terminate this Agreement for reason of non-payment by GTECH of any reasonably disputed amounts, (b) GTECH assigns this Agreement in violation of Section 22, or (c) if any assignment is made of GTECH's business for the benefit of creditors, or if a petition in bankruptcy is filed by or against GTECH and is not dismissed within ninety (90) days, or if a receiver or similar officer is appointed to take charge of all or part of GTECH'S property, or if GTECH is adjudicated a bankrupt.

        23.4 OBLIGATIONS UPON TERMINATION. Upon expiration or termination of this Agreement for any reason, each party shall promptly deliver to the other party all tools, equipment, software documentation and other materials (and all copies) owned by the other party hereunder. Each party's obligations under Sections 8, 11, 12, 13, 18, 19 and 26 hereof shall survive expiration or termination of this Agreement or its extensions regardless of the manner of termination.

24.     CONFLICTING PROVISIONS

        In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of any Purchase Order, typewritten terms added by GTECH on a Purchase Order and accepted in writing by VENDOR, shall control the terms and conditions of this Agreement, and the terms and conditions of this Agreement shall control the printed terms and conditions on any Purchase Order. Typewritten terms added by GTECH on any individual purchase order and accepted in writing by VENDOR shall apply only to the Products and/or Service ordered under such individual Purchase Order. The terms and conditions of this Agreement and, if applicable, the typewritten terms and conditions added by GTECH on any Purchase Order, and accepted by VENDOR, shall prevail over any inconsistent terms and conditions contained in any VENDOR acknowledgment or invoice. Notwithstanding any permitted assignment, VENDOR and GTECH shall each remain responsible for the full performance of all the terms and conditions of this Agreement and Purchase Orders.

25.     MANUFACTURING RIGHTS

        Manufacturing Rights will be governed by Attachment 6.

26.     MISCELLANEOUS

        This Agreement and Attachments and Purchase Orders issued and accepted hereunder set forth the entire understanding of the parties with respect to the Products and merges all prior written and oral communications relating thereto. It can be modified or amended only in a writing signed by a duly authorized representative of each party. Section headings are provided for the convenience of reference only and shall not be construed otherwise.

        No failure to exercise, or delay in exercising, on the part of either party, any right, power or privilege hereunder shall operate as a waiver thereof, nor will any single or partial exercise of any right, power or privilege hereunder preclude the further exercise of the same right or the exercise of any other right hereunder.

        This Agreement is made pursuant to and shall be construed in accordance with and be governed by the laws of the State of New York, without regard to rules regarding conflict of laws. The parties agree that all disputes arising hereunder shall be resolved by arbitration(s) to be held in Rhode Island under the rules of the American Arbitration Association and each party hereto irrevocably accepts and submits to the jurisdiction of the state and federal courts of New York IN PERSONAM (regardless of his, her or its domicile), generally and unconditionally with respect to any action or arbitration proceedings brought by it or against it by the other party hereto.

        IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT ON THE DATES MENTIONED BELOW.

TOKYO MAGNETIC PRINTING CO. LTD.                   GTECH CORPORATION

BY         /S/ YASUSHI MUTO                  BY        /S/ J. PICARD
  ------------------------------------         ---------------------------------

Title      SALES MANAGER                     Title     PURCHASING MANAGER
     ---------------------------------            ------------------------------

Date       10/29/01                          Date      10/18/01
    ----------------------------------           -------------------------------

TOKYO MAGNETIC PRINTING CO. LTD.                   GTECH CORPORATION

BY         /S/ GENICHI KAGAI                 BY     /S/ WILLIAM MIDDLEBROOK
  ------------------------------------         ---------------------------------

Title      DEPUTY SENIOR G.M.                Title  VP INTERNATIONAL OPERATIONS
     ---------------------------------            ------------------------------

Date       10/29/01                          Date   10/18/01
    ----------------------------------           -------------------------------

                                  ATTACHMENT 1

                              PRODUCT SPECIFICATION

1.      Product Specifications and Services Description.

2.      Product Unique Packaging Specifications, if any.

3.      Certification, approvals.

                                     Control Number: ZF22-2-1129-0002(Temporary)

MESSRS. GTECH CORPORATION

                            NRU-G0A2E-12, -20 (XPORT)
                            NRU-G0C1E-12, -20 (XPORT)
                                     (M1301)
                           COMMUNICATION SPECIFICATION
                                       FOR
                                    ALTURA II

                                   JULY, 2000

                                  VERSION 1.47

GTECH Accepted:
-------------------------------------------------------------------

TEC Sales:
-------------------------------------------------------------------

Approved:
-------------------------------------------------------------------

Approved:
-------------------------------------------------------------------

Checked:
-------------------------------------------------------------------

Drawn:
-------------------------------------------------------------------

                TOKYO MAGNETIC PRINTING CO., LTD.

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
May 7, 1999              (2)       P.4 2-5.       TRANSMISSION PROCESSING
                                          Correction for conversion contents.

                                   P.15   3-2-2. SET OPERATING SPEED Change for
                                          speed of the pulse motor.

                                   P.16   3-2-3. SET OPERATING MODE Correction
                                          for command code.

                                   P.22 3-2-8.  AKM REGISTER READ
                                          Addition of remark.

                                   P.24 3-2-10.  AKM REGISTER MULTIPLE READ
                                          Addition of remark

                                   P.39 3-2-25.  ENABLE/DISABLE ABC
                                          Change for the following data.

                                   P.45   3-2-29 ERASING Correction for remark.

-------------------------------------------------------------------------------------------------
     '99.5.11            (3)       P.16 3-2-3.  SET OPERATING MODE
                                          Change for the following data.
                                  Delete remark

                                   P.17   SET OPERATING MODE  Action Example
                                           Change the contents

                                   P.47 RECEIVE PRINT DATA

                                          Change the response

                                   P.48,49 3-2-31. PRINTING

                                          Command name is changed to "PRINTING TPH2"

                                   P.52,53 3-2-34.  PRINTING TPH1
                                           Add the command

                                   P.17, 41, 44, 46, 49, 50, 51
                                          Change the drawings for mechanism (PH5-7 to PH5-6)
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
May 13, 1999             (4)       P.45 3-2-29.  ERASING
                                  Add response

                                  Addition to remark

                                   P.46   Revise action example for ERASING

                                   P.48 3-2-31.  PRINTING TPH2
                                   Add response

                                          Addition to remark

                                   P.49  Revise action example for PRINTING TPH2

                                   P.52 3-2-34.  PRINTING TPH1
                                   Add response

                                   Addition to remark

                                   P.53 Revise action example PRINTING TPH1
-------------------------------------------------------------------------------------------------
May 26, 1999             (M)       Revise the expression grammatically.
                                   Revise and add the explanation.
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
Jun 18, 1999             (5)       P.1 1-2. XPORT status transition map
                                          Add the transition status for Restart Firmware command

                                   P.2 1-3.  EXPORT memory map
                                          Add the Detail data area for
                                   AKM/12C/etc.

                                   P.6 2-7. Abnormal sequence

                                          Add the requirement for sending XPORT NAK

                                   P.13 3-1-6.  RESTART FIRMWARE
                                          [Function] is changed (from "power-on" to "from
                                          initializing")

                                   P.16 3-2-1.  MOTOR START/STOP
                                   Add [Remark]

                                   P.20 3-2-4 WRITE BYTE TO FLASH ROM
                                   Add [Remark]

                                   P.21 3-2-5.  WRITE BLOCK OF DATA TO FLASH ROM
                                          Addition to [Remark]

                                   P.22 3-2-6 BLOCK FILL FLASH ROM
                                          Addition to [Remark]

                                   P.29 3-2-13.  DC MOTOR WRITE
                                   Add [Remark]

                                   P.35 3-2-19. 12C SAVE
                                          Addition to [Remark]

                                   P.37 3-2-21. AKM SAVE
                                          Addition to [Remark]
-------------------------------------------------------------------------------------------------
Jun 18, 1999             (5)       P.39 3-2-23. DOCUMENT DIFINITION
                                   Add [Remark]

                                   P.43 3-2-26.  READ MAGNETIC DATA
                                          Add the content of security track data

                                   P.50 3-2-30.  RECEIVE PRINT DATA
                                          Change to "CHECK SUM" in 4byte

                                   P.52 3-2-34.  PRINTING TPH1
                                          Addition to [Remark]
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
July 21, 1999            (6)       P.55 4. Machine setting
                                    Addition

Aug. 3, 1999                       P.9, 19,28,33,34,35,36,44,47,49,52,53,54,56
                                          Addition of PITA and PITB

                                   P.42,43 3-2-26. READ MAGNETIC DATA
                                          CHECK SUM DATA is added in output data of parallel
                                          port

                                   P.14,15 3-1-6. RESTART FIRMWARE
                                          Addition of the sequence flow chart

                                   P.60 5. Mechanical structure

                                   Addition
-------------------------------------------------------------------------------------------------
Aug. 21, 1999            (7)       P.9 REQUEST QUICK STATUS
                                          The reasons are added to FAULT STATUS
ON.

                                   P.14,  15 Flow chart for Power on and Restart
                                          LM75 Temperature READ is deleted
                                          TPH1/TPH2 Temperature Check is deleted
                                          Machine Initialization is deleted

                                   P.45 RECEIVE MAGNETIC DATA

                                          The magnetic write data from HOST in (Remarks) is
                                          revised
-------------------------------------------------------------------------------------------------
Aug. 30 1999             (8)       As FLASH ROM 8Mbit -) 4Mbit, following subject is changed.
                                          P.2 Memory map is changed
                                          P.11 Area for address designated is changed.
                                          P.20 Area for address designated is changed.
                                          P.21 Area for address designated is changed.
                                          P.22 Area for address designated is changed.

                                   P.10 3-1-3.  REQUEST FIRMWIDE ID STRING
                                          Version No. is changed.

                                   P.12 SERIAL NUMBER
                                          [Function], [Response] is changed.
                                          [Remarks] is added.

                                   P.14 RESTART FIRMWARE
                                          SSN READ -) FLASH ROM SERIAL NUMBER READ
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================

Sep. 11, 1999            (9)       P.12 SERIAL NUMBER
                                          Address for serial No. in FLASH-ROM is changed.

                                   P.14 RESTART FIRMWARE
                                          Boot up time and Restart time are changed.

                                   P.57 3-3.  PID FE Command group
                                    Addition

                                   P.57 3-3-1. MACHINE SETTING DATA READ
                                    Addition

                                   P.58 3-3-2. MACHINE SETTING DATA WRITE
                                    Addition

                                   P.59 3-3-3. MACHINE SETTING DATA SAVE
                                    Addition

                                   P.60 3-3-4. MACHINE SETTING DATA LOAD
                                    Addition

                                   P.61 3-3-5. SERIAL NUMBER WRITE
                                    Addition

                                   P.62 3-3-6 MAGNETIC READ INFORMATION
                                    Addition

                                   P.63 3-3-7 CARD PRINT POWER CONTROLL
                                    Addition

                                   P.64 3-3-8 CARD ERASE POWER CONTROLL
                                    Addition

                                   P.65 3-3-9 DOCUMENT PRINT POWER CONTROLL
                                    Addition
-------------------------------------------------------------------------------------------------
Sep. 13, 1999           (10)       P.66 3-3-10. TPH1 TEMPERATURE SENSOR READ
                                    Addition

                                   P.67 3-3-11. TPH2 TEMPERATURE SENSOR READ
                                    Addition
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
Sep. 18, 1999           (11)       P.19, 20, 21 3-2-3.  SET OPERATING MODE
                                          Revise and add Action example.

                                   P.22 3-2-4.  WRITE BYTE TO FLASH-ROM
                                          Addition to [Remark]

                                   P.34 3-2-16.  CIS LED On/Off
                                          [Remark] is added.

                                   P.42 3-2-24. RETURN UES
                                          [Remark] is added.

                                   P.43 3-2-25.  ENABLE/DISABLE ABC
                                          [Remark] is added.

                                   P.47,  48 3-2-26. READ MAGNETIC DATA Action
                                          example is added.

                                   P.61   3-3-1. MACHINE SETTING DATA READ NG is
                                          added to MARK/DATA in the response.

                                   P.70   3-3-10. TPH1 TEMPERATURE SENSOR READ
                                          The table for the relationship between
                                          AD value and the temperature is added.

                                   P.71   3-3-11. TPH2 TEMPERATURE SENSOR READ
                                          The table for the relationship between
                                          AD value and the temperature is added.

-------------------------------------------------------------------------------------------------
Sep. 18, 1999           (M1)       P.64 3-3-4.  MACHINE SETTING DATA LOAD
                                          Expression is changed

                                   P.66 3-3-6.  MAGNETIC READ INFORMATION
                                          [Function] is changed.  (Translation mistaken)
                                          8bits is added.

                                   P.70 3-3-10.  TPH1 TEMPERATURE SENSOR READ
                                          Expression is changed.

                                   P.71 3-3-11.  TPH2 TEMPERATURE SENSOR READ
                                          Expression is changed.
-------------------------------------------------------------------------------------------------
Sep. 21, 1999           (M2)       P.61, 62, 63, 64, 72, 73, 74
                                          Expression is unified.
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
Oct. 13, 1999           (12)       P.35, 36, 37, 38
                                          PH LED Current2 DAC is added.

                                   P.72 AKM SHADING MEMORY DATA SET command is added.

                                   P.73 AKM SHADING MEMORY DATA LOAN command is added.

                                   P.75 4-4.  Adjustment value for the magnetic recording
                                          position on the card.
                                          Data range is changed.
-------------------------------------------------------------------------------------------------
Nov. 19, 1999           (13)       P.15 Addition of AKM BLACK CALIBRATION.
                                          Deletion of PRINT SETTING DATA CHECK

                                   P.22, 23, 24, 25
                                          Addition of the explanation of jamming pattern.
-------------------------------------------------------------------------------------------------
Dec. 20, 1999           (14)       P.6 2-7. Abnormal sequence
                                          Change the bit position for
                                          QUICK-STATUS on a reply time out for
                                          the response.

                                   P.9 3-1-2. REQUEST QUICK STATUS
                                          Addition of STATUS6
                                          Addition of remarks

                                   P.13 3-1-5.SERIAL NUMBER
                                          The data content of serial No. is added.
-------------------------------------------------------------------------------------------------
Dec. 21, 1999           (15)       P.13 3-1-5. SERIAL NUMBER
                                          The content of serial No. is changed.

                                   P.28   3-2-5.WRITE BLOCK OF DATA TO FLASH ROM
                                          Addition of remarks and the content of
                                          FLASH ROM sector.

                                   P.29 3-2-6. BLOCK FILL FLASH ROM
                                          Addition of remarks and the content of
                                          FLASH ROM sector.

                                   P.43 3-2-19.12C SAVE

                                          Management content of 12C DATA SAVE is added.

                                   P.46 3-2-31.AKM SAVE

                                          Management content of AKM DATA SAVE is added.
-------------------------------------------------------------------------------------------------
Feb. 21, 2000           (16)       P.70 3-2-35. DOWNLOAD PROGRAM command is added.
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
Feb. 28, 2000           (17)       P.1 1-2. XPORT status transition map is updated.
                                          Figure and BOOT Processing is updated.

                                   P.3,4 1-4.BOOT Processing content is added.

                                   P.22,  23 3-2-3. SET OPERATING MODE Revise
                                          and add Action example.

                                   P.72   3-3-1. MACHINE SETTING DATA READ
                                          Distance B is added to Machine Setting
                                          Data.

                                   P.73   3-3-2. MACHINE SETTING DATA WRITE
                                          Distance B is added to Machine Setting
                                          Data.

                                   P.74 3-3-3. MACHINE SETTING DATA SAVE
                                          Distance B is added to Machine Setting
                                          Data for Flash ROM.

                                   P.75 3-3-4.  MACHINE SETTING DATA LOAD
                                          Distance B is added to Machine Setting
                                          Data for Flash ROM.

                                   P.87   4-9. Distance B Adjustment value
                                          Adjustment value for Distance B is
                                          added.
-------------------------------------------------------------------------------------------------
Feb. 14, 2000           (18)       P.22 3-2-3.  SET OPERATING MODE.
                                          Area of Image read on Act 0 is described.

                                   P.54 3-2-26.  READ MAGNETIC DATA
                                          ACT content in following data is
                                          revised. (ISO 3Tr-)3Tr) Read data
                                          based on ISO is revised to example
                                          used ISO. ISO Tr# is revised to Tr#.

                                   P.56   3-2-26. READ MAGNETIC DATA The content
                                          of the security data is added.

                                   P.60   3-2-27 RECEIVE MAGNETIC DATA Notice is
                                          added to remarks.
-------------------------------------------------------------------------------------------------
Apr. 14, 2000           (19)       P.40 3-2-14.  BIT PORT WRITE
                                          SPARE CTL BIT is added in bit 15 of
                                          BIT PORT WRITE for UV light source.
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
Apr. 25, 2000           (20)       P.30 3-2-3. SET OPERATING MODE
                                          Addition of skew check process for
receipt in ACT=3.

                                   P.74   3-2-34. PRINTING TPH1 Addition of skew
                                          check process. Addition of checking
                                          "out of paper".

                                   P.76 3-3-1.  MACHINE SETTING DATA READ
                                          Addition of document width to
                                          following data DN0=09h. Addition of
                                          data range for document width in
                                          remarks.

                                   P.77 3-3-2.  MACHINE SETTING DATA WRITE
                                          Addition of document width to
                                          following data DNO=09h. Addition of
                                          data range for document width in
                                          remarks.

                                   P.78   3-3-3. MACHINE SETTING DATA SAVE
                                          Addition of document width to
                                          Flash-ROM writing content in remarks.

                                   P.79 3-3-4.  MACHINE SETTING DATA
                                          Addition of document width to
                                          Flash-ROM writing content in remarks.

                                   P92 4-10. Document width

                                          Added

                                   P.56, 57 3-2-26.  READ MAGNETIC DATA
                                          In remarks *4, output content for
                                          parallel data is changed. In remarks
                                          *5, output pattern for security data
                                          is added.

                                          In remarks, the content for security
                                          data is moved to *6.
-------------------------------------------------------------------------------------------------
Apr. 25, 2000           (21)       P.63 3-2-28. WRITE MAGNETIC DATA
                                          Addition of write track selective data
                                          to following data.
-------------------------------------------------------------------------------------------------
May 8, 2000             (22)       P.81 3-3-6. MAGNETIC READ INFORMATION
                                          Addition of total bit number of security track and
                                          the start position for security data.
-------------------------------------------------------------------------------------------------
May 31, 2000            (23)       P.21, 31, 32 3-2-3. SET OPERATING MODE
                                          Action code 4 is added. Action code 4
                                          is possible to take images by reverse
                                          mode.
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
July 31, 2000           (40)        The change for XPORT-II is as follows.
                                    The command code is changed without changing the command
                                    considering the compatibility.
                                    The area of FLASH ROM in previous
                                    specification is changed to that of EEPROM,
                                    the address is changed.
                                    The boot, the sector number and address are changed.
                                    The command name is changed as follows.
                                    P.1  1-1.ABSTRACT  The content is added.
                                    P.2  1-3.XPORT memory map is changed.
                                    P.13 3-1-4.  REQUEST BLOCK FROM EEPROM is changed.
                                    P.14 3-1-5   SERIAL NUMBER is changed.
                                    P.17 3-1-6  RESTART FIRMWARE Remark is changed.
                                    P.33 3-2-4  WRITE BYTE TO EEPROM is changed.
                                    P.34 3-2-5.  WRITE BLOCK OF DATA TO EEPROM is changed.
                                    P.35 3-2-6.  BLOCK FILL EEPROM is changed
                                    P.46 3-2-17. 12C DEVICE  Following data is changed.
                                    P.47 3-2-18.  12C DEVICE READ  Following data is changed.
                                    P.48 3-2-19.  12C SAVE Remark is changed.
                                    P.49   Management for 12C data is changed.
                                    P.50 3-2-20.12C LOAD is changed.
                                    P.51 3-2-21.  AKM SAVE is changed.
                                    P.52   AKM data save is changed.
                                    P.53 3-2-22.  ADM LOAD is changed.
                                    P.80 3-3-3.  MACHINE SETTING DATA SAVE is changed.
                                    P.81 3-3-4.  MACHINE SETTING DATA LOAD is changed.
                                    P.82 3-3-5.  SERIAL NUMBER WRITE is changed.
                                    P.91 4.   MACHINE SETTING
                                    All address is changed.
-------------------------------------------------------------------------------------------------
Aug. 11, 2000           (40b)      P.2 1-3.  XPORT memory map.
                                   Comments are added.

                                   P.14 3-1-5.  SERIAL NUMBER.
                                   Explanation is added.

                                   P.97 6.XPORT HEX File

                                   XPORT HEX File format is changed from (24).
-------------------------------------------------------------------------------------------------
Aug. 14, 2000           (41)       P.4 1-4.  (6) Sector number for download is changed.

                                   P.22 3-2-2. SET OPERATING SPEED Add printing
                                   speed.
-------------------------------------------------------------------------------------------------
Sep. 25, 2000           (42)       P.2 XPORT memory map
                                   Host uses E00 to E7F in EEPROM
-------------------------------------------------------------------------------------------------
Oct. 4, 2000            (42A)      Type Miss Correction in Page 15.
-------------------------------------------------------------------------------------------------
Nov. 1, 2000            (43)       P.2 Starting address for sector 9 in Flash ROM is revised.
                                   P.4 Program size for download is revised to sector size.
                                   P.4 Download command to sector 0 in Flash ROM is added.
                                   P.77 3-2-35  PROGRAM DOWNLOAD is not available.
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
Nov. 17, 2000           (44)       P.15 3-1-5. SERIAL NUMBER
                                          Mechanical types (Old and New) are
                                          added in Serial Number.
-------------------------------------------------------------------------------------------------
Nov. 21, 2000           (45)       P.3,4 Status code is added.
                                   X5 (Discrimination code for M1201, M1301)
-------------------------------------------------------------------------------------------------
Nov. 27, 2000           (46)       P.5  "1-5.  Detail description of Boot program and Download"
                                          is added.
-------------------------------------------------------------------------------------------------
Dec. 18, 2000           (47)       P.2  The size of serial No. is corrected to 8 bytes in
                                          "Detailed data area for EEPROM AKM/12C/etc."
                                          (misdescription)
                                   P.15 TPH2 preheating is added to STATUS 5 bit 5.
                                   P.16 [Reference:  Preheating function for TPH2 and STATUS 5 bit 5] is added.
                                   P.19 The size of serial No. data is corrected to 8 bytes.
                                          (misdescription)
                                   P.26  ACT=4 is deleted.  (Action for imaging the bet slip
                                          and receipt by reverse)
                                   P.49  Resistance value (L, H) of TPH2 is added in "3-2-17.
                                          12C DEVICE"
                                   P.50  Resistance value (L, H) of TPH2 is added in "3-2-18.
                                          12C DEVICE READ"
                                   P.51  Resistance value (L, H) of TPH2 is added in "3-2-19.
                                          12C SAVE"
                                   P.53  Resistance value (L, H) of TPH2 is added in "3-2-20.
                                          12C LOAD"
                                   P.68  It is described clearly that "Writing to Track 2 with other Tracks at the same time is prohibited" in
                                          "3-2-28.  WRITE MAGNETIC DATA"
                                   P.70  The action over 75 C is added in "3-2-29.  ERASING".
                                          Action during preheating for TPH2 is added.
                                   P.73  The action over 75 C is added in "3-2-31.  PRINTING
                                          TPH2".
                                   P.77  The action over 75 C is added in "3-2-34.  PRINTING
                                          TPH1".
-------------------------------------------------------------------------------------------------

      ===================================================================

                                                         NO. ZF22-2-1121-0003(E)

MESSRS. GTECH CORPORATION

                              NRU-G0A2E-11 (XPORT)
                              ASSY READER BRANDING
                              SUPPLY SPECIFICATIONS

Accepted by GTECH
-------------------------------------------------------------------

Approved by TEC Sales
-------------------------------------------------------------------

Approved by QA
-------------------------------------------------------------------

Approved by Design
-------------------------------------------------------------------

Originated by
-------------------------------------------------------------------

                        TOKYO MAGNETIC PRINTING CO., LTD.
Head office:   Ryukakusan Bldg., 2-5-12 Higashi-Kanda,
               Chiyoda-ku, Tokyo
               Phone:  03-5820-5690 (switch board)
Factory:       2-29-20 Onodai, Sagamihara-shi, Kanagawa
               Phone:  042-759-2221 (switch board)

      ===================================================================

                                                        No.: ZF22-2-1121-0003(E)

MESSRS. GTECH CORPORATION

                              NRU-G0A2E-11 (XPORT)
                              ASSY READER BRANDING
                              SUPPLY SPECIFICATIONS

Accepted by GTECH
-------------------------------------------------------------------

Approved by TEC Sales
-------------------------------------------------------------------

Approved by QA
-------------------------------------------------------------------

Approved by Design
-------------------------------------------------------------------

Originated by
-------------------------------------------------------------------

                        TOKYO MAGNETIC PRINTING CO., LTD.
Head office:   Ryukakusan Bldg., 2-5-12 Higashi-Kanda,
               Chiyoda-ku, Tokyo
               Phone:  03-5820-5690 (switch board)
Factory:       2-29-20 Onodai, Sagamihara-shi, Kanagawa
               Phone:  042-759-2221 (switch board)

                                Revision History
-------------------------------------------------------------------------------------------------
     Date         Stamp      Description     Approval    Confirmation   Production   Registration
                   No.
-------------------------------------------------------------------------------------------------
2000/12/18         1.0       New Production                              Ohmura
-------------------------------------------------------------------------------------------------








-------------------------------------------------------------------------------------------------

                                                   CONTROL NUMBER: GA2T-A2-02-10

MESSRS. GTECH CORPORATION

                              NRU-G0A2E-10 (XPORT)
                                   53-0123-02
                           ASSY READER BRANDING GT602
                                  SPECIFICATION
                                       FOR
                                    ALTURA II

                                 NOVEMBER, 1999

                                   VERSION 1.0

GTECH Accepted:
-------------------------------------------------------------------

TEC Sales:
-------------------------------------------------------------------

Approved:
-------------------------------------------------------------------

Approved:
-------------------------------------------------------------------

Checked:
-------------------------------------------------------------------

Drawn:
-------------------------------------------------------------------

                TOKYO MAGNETIC PRINTING CO., LTD.

                                                   CONTROL NUMBER: GA2T-A2-02-10

                                Revision History
-------------------------------------------------------------------------------------------------
      DATE OF REVISION              REVISION SYMBOL                      REMARKS
-------------------------------------------------------------------------------------------------
November 24, 1999                                                      Version 1.0
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

                                                    CONTROL NUMBER: GA2F-C1-4-10

MESSRS. GTECH CORPORATION

                              NRU-G0A2E-10 (XPORT)
                              NRU-G0C1E-10 (XPORT)
                                   53-0123-02
                           ASSY READER BRANDING GT602
                           COMMUNICATION SPECIFICATION
                                       FOR
                                    ALTURA II

                                 NOVEMBER, 1999

                                   VERSION 1.0

GTECH Accepted:
-------------------------------------------------------------------

TEC Sales:
-------------------------------------------------------------------

Approved:
-------------------------------------------------------------------

Approved:
-------------------------------------------------------------------

Checked:
-------------------------------------------------------------------

Drawn:
-------------------------------------------------------------------

                TOKYO MAGNETIC PRINTING CO., LTD.

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
May 7, 1999              (2)       P.4 2-5.       TRANSMISSION PROCESSING
                                          Correction for conversion contents.

                                   P.15   3-2-2. SET OPERATING SPEED Change for
                                          speed of the pulse motor.

                                   P.16   3-2-3. SET OPERATING MODE Correction
                                          for command code.

                                   P.22 3-2-8.  AKM REGISTER READ
                                          Addition of remark.

                                   P.24 3-2-10.  AKM REGISTER MULTIPLE READ
                                          Addition of remark

                                   P.39 3-2-25.  ENABLE/DISABLE ABC
                                          Change for the following data.

                                   P.45   3-2-29 ERASING Correction for remark.
-------------------------------------------------------------------------------------------------
     '99.5.11            (3)       P.16 3-2-3.  SET OPERATING MODE
                                          Change for the following data.
                                   Delete remark

                                   P.17   SET OPERATING MODE  Action Example
                                           Change the contents

                                   P.47 RECEIVE PRINT DATA

                                          Change the response

                                   P.48,49 3-2-31. PRINTING

                                          Command name is changed to "PRINTING TPH2"

                                   P.52,53 3-2-34.  PRINTING TPH1
                                           Add the command

                                   P.17, 41, 44, 46, 49, 50, 51
                                          Change the drawings for mechanism (PH5-7 to PH5-6)
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
May 13, 1999             (4)       P.45 3-2-29.  ERASING
                                   Add response
                                   Addition to remark

                                   P.46   Revise action example for ERASING

                                   P.48 3-2-31.  PRINTING TPH2
                                   Add response

                                          Addition to remark

                                   P.49  Revise action example for PRINTING TPH2

                                   P.52 3-2-34.  PRINTING TPH1
                                   Add response

                                          Addition to remark

                                   P.53 Revise action example PRINTING TPH1
-------------------------------------------------------------------------------------------------
May 26, 1999             (M)       Revise the expression grammatically.
                                   Revise and add the explanation.
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
Jun 18, 1999             (5)       P.1 1-2. XPORT status transition map
                                          Add the transition status for Restart Firmware command

                                   P.2 1-3.  XPORT memory map
                                          Add the Detail data area for
                                          AKM/12C/etc.

                                   P.6 2-7. Abnormal sequence

                                          Add the requirement for sending XPORT NAK

                                   P.13 3-1-6.  RESTART FIRMWARE
                                          [Function] is changed (from "power-on" to "from
                                          initializing")

                                   P.16 3-2-1.  MOTOR START/STOP
                                   Add [Remark]

                                   P.20 3-2-4 WRITE BYTE TO FLASH ROM
                                   Add [Remark]

                                   P.21 3-2-5.  WRITE BLOCK OF DATA TO FLASH ROM
                                          Addition to [Remark]

                                   P.22 3-2-6. BLOCK FILL FLASH ROM
                                          Addition to [Remark]

                                   P.29 3-2-13.  DC MOTOR WRITE
                                   Add [Remark]

                                   P.35 3-2-19. 12C SAVE
                                          Addition to [Remark]

                                   P.37 3-2-21. AKM SAVE
                                          Addition to [Remark]
-------------------------------------------------------------------------------------------------
Jun 18, 1999             (5)       P.39 3-2-23. DOCUMENT DIFINITION
                                   Add [Remark]

                                   P.43 3-2-26.  READ MAGNETIC DATA
                                          Add the content of security track data

                                   P.50 3-2-30.  RECEIVE PRINT DATA
                                          Change to "CHECK SUM" in 4byte

                                   P.52 3-2-34.  PRINTING TPH1
                                          Addition to [Remark]
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
uly 21, 1999            (6)       P.55 4. Machine setting
                                    Addition

Aug. 3, 1999                       P.9, 19,28,33,34,35,36,44,47,49,52,53,54,56
                                          Addition of PITA and PITB

                                   P.42,34 3-26. READ MAGNETIC DATA
                                          CHECK SUM DATA is added in output data of parallel
                                          port

                                   P.14,15 3-1-6. RESTART FIRMWARE
                                          Addition of the sequence flow chart

                                   P.60 5. Mechanical structure

                                   Addition
-------------------------------------------------------------------------------------------------
Aug. 21, 1999            (7)       P.9 REQUEST QUICK STATUS
                                          The reasons are added to FAULT STATUS ON.

                                   P.14,  15 Flow chart for Power on and Restart
                                          LM75 Temperature READ is deleted
                                          TPH1/TPH2 Temperature Check is deleted
                                          Machine Initialization is deleted

                                   P.45 RECEIVE MAGNETIC DATA

                                          The magnetic write data from HOST in (Remarks) is
                                          revised
-------------------------------------------------------------------------------------------------
Aug. 30 1999             (8)       As FLASH ROM 8Mbit -) 4Mbit, following subject is changed.
                                          P.2 Memory map is changed
                                          P.11 Area for address designated is changed.
                                          P.20 Area for address designated is changed.
                                          P.21 Area for address designated is changed.
                                          P.22 Area for address designated is changed.

                                   P.10 3-1-3.  REQUEST FIRMWIDE ID STRING
                                          Version No. is changed.

                                   P.12 SERIAL NUMBER
                                          [Function], [Response] is changed.
                                          [Remarks] is added.

                                   P.14 RESTART FIRMWARE
                                          SSN READ -) FLASH ROM SERIAL NUMBER READ
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
Sep. 11, 1999            (9)       P.12 SERIAL NUMBER
                                          Address for Serial No. in FLASH-ROM is changed.

                                   P.14 RESTART FIRMWARE

                                          Boot up time and Restart time are changed.

                                   P.57 3-3.  PID FE Command group
                                    Addition

                                   P.57 3-3-1. MACHINE SETTING DATA READ
                                    Addition

                                   P.58 3-3-2. MACHINE SETTING DATA WRITE
                                    Addition

                                   P.59 3-3-3. MACHINE SETTING DATA SAVE
                                    Addition

                                   P.60 3-3-4. MACHINE SETTING DATA LOAD
                                    Addition

                                   P.61 3-3-5. SERIAL NUMBER WRITE
                                    Addition

                                   P.62 3-3-6. MAGNETIC READ INFORMATION
                                    Addition

                                   P.63 3-3-7. CARD PRINT POWER CONTROLL
                                    Addition

                                   P.64 3-3-8. CARD ERASE POWER CONTROLL
                                    Addition

                                   P.65 3-3-9. DOCUMENT PRINT POWER CONTROLL
                                    Addition
-------------------------------------------------------------------------------------------------
Sep. 13, 1999           (10)       P.66 3-3-10. TPH1 TEMPERATURE SENSOR READ
                                    Addition

                                   P.67 3-3-11. TPH2 TEMPERATURE SENSOR READ
                                    Addition
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
Sep. 18, 1999           (11)       P.19, 20, 21 3-2-3.  SET OPERATING MODE
                                          Revise and add Action example.

                                   P.22 3-2-4.  WRITE BYTE TO FLASH-ROM
                                          Addition to [Remark]

                                   P.34 3-2-16.  CIS LED On/Off
                                          [Remark] is added.

                                   P.42 3-2-24. RETURN UES
                                          [Remark] is added.

                                   P.43 3-2-25.  ENABLE/DISABLE ABC
                                          [Remark] is added.

                                   P.47,  48 3-2-26. READ MAGNETIC DATA Action
                                          example is added.

                                   P.61   3-3-1. MACHINE SETTING DATA READ NG is
                                          added to MARK/DATA in the response.

                                   P.70   3-3-10. TPH1 TEMPERATURE SENSOR READ
                                          The table for the relationship between
                                          AD value and the temperature is added.

                                   P.71   3-3-11. TPH2 TEMPERATURE SENSOR EAD
                                          The table for the relationship between
                                          AD value and the temperature is added.
-------------------------------------------------------------------------------------------------
Sep. 18, 1999           (M1)       P.64 3-3-4.  MACHINE SETTING DATA LOAD
                                          Expression is changed

                                   P.66 3-3-6.  MAGNETIC READ INFORMATION
                                          [Function] is changed.  (Translation mistaken)
                                          "8bits" is added.

                                   P.70 3-3-10.  TPH1 TEMPERATURE SENSOR READ
                                          Expression is changed.

                                   P.71 3-3-11.  TPH2 TEMPERATURE SENSOR READ
                                          Expression is changed.
-------------------------------------------------------------------------------------------------
Sep. 21, 1999           (M2)       P.61, 62, 63, 64, 72, 73, 74
                                          Expression is unified.
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
Oct. 13, 1999           (12)       P.35, 36, 37, 38
                                          PH LED Current2 DAC is added.

                                   P.72

                                          AKM SHADING MEMORY DATA SET command is added.

                                   P.73

                                          AKM SHADING MEMORY DATA LOAD command is added.

                                   P.75 4-4.  Adjustment value for the magnetic recording
                                          position on the card.
                                          Data range is changed.
-------------------------------------------------------------------------------------------------
Nov. 19, 1999           (13)       P.15 Addition of AKM BLACK CALIBRATION.
                                          Deletion of PRINT SETTING DATA CHECK

                                   P.22, 23, 24, 25
                                          Addition of the explanation of jamming pattern.
-------------------------------------------------------------------------------------------------

                                                        No.: ZF22-2-1123-0001(E)

MESSRS. GTECH CORPORATION

                           COMMUNICATION SPECIFICATION
                                       FOR
                              NRU-G0A2E-10 (XPORT)
                              NRU-G0A2E-11 (XPORT)
                                   (PCB:M1201)

Accepted by GTECH
-------------------------------------------------------------------

Approved by TEC Sales
-------------------------------------------------------------------

Approved by QA
-------------------------------------------------------------------

Approved by Design
-------------------------------------------------------------------

Originated by
-------------------------------------------------------------------

                        TOKYO MAGNETIC PRINTING CO., LTD.
Head office:   Ryukakusan Bldg., 2-5-12 Higashi-Kanda,
               Chiyoda-ku, Tokyo
               Phone:  03-5820-5690 (switch board)
Factory:       2-29-20 Onodai, Sagamihara-shi, Kanagawa
               Phone:  042-759-2221 (switch board)

===================================================================
-------------------------------------------------------------------

                                                      No.: ZF22-2-1123-0001(29E)

MESSRS. GTECH CORPORATION

                           COMMUNICATION SPECIFICATION
                                       FOR
                              NRU-G0A2E-10 (XPORT)
                              NRU-G0A2E-11 (XPORT)
                                   (PCB:M1201)

Accepted by GTECH
-------------------------------------------------------------------

Approved by TEC Sales
-------------------------------------------------------------------

Approved by QA
-------------------------------------------------------------------

Approved by Design
-------------------------------------------------------------------

Originated by
-------------------------------------------------------------------

                        TOKYO MAGNETIC PRINTING CO., LTD.
Head office:   Ryukakusan Bldg., 2-5-12 Higashi-Kanda,
               Chiyoda-ku, Tokyo
               Phone:  03-5820-5690 (switch board)
Factory:       2-29-20 Onodai, Sagamihara-shi, Kanagawa
               Phone:  042-759-2221 (switch board)

===================================================================
-------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
May 7, 1999              (2)       P.4 2-5.       TRANSMISSION PROCESSING
                                          Correction for conversion contents.

                                   P.15   3-2-2. SET OPERATING SPEED Change for
                                          speed of the pulse motor.

                                   P.16   3-2-3. SET OPERATING MODE Correction
                                          for command code.

                                   P.22 3-2-8.  AKM REGISTER READ
                                          Addition of remark.

                                   P.24 3-2-10.  AKM REGISTER MULTIPLE READ
                                          Addition of remark

                                   P.39 3-2-25.  ENABLE/DISABLE ABC
                                          Change for the following data.

                                   P.45 3-2-29. ERASING
                                          Correction for remark.
-------------------------------------------------------------------------------------------------
     '99.5.11            (3)       P.16 3-2-3.  SET OPERATING MODE
                                          Change for the following data.
                                   Delete remark

                                   P.17   SET OPERATING MODE  Action Example
                                           Change the contents

                                   P.47 RECEIVE PRINT DATA
                                          Change the response

                                   P.48,49 3-2-31. PRINTING
                                          Command name is changed to "PRINTING TPH2"

                                   P.52,53 3-2-34.  PRINTING TPH1
                                           Add the commaned

                                   P.17, 41, 44, 46, 49, 50, 51
                                          Change the drawings for mechanism (PH5-7 to PH5-6)
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
May 13, 1999             (4)       P.45 3-2-29.  ERASING
                                   Add response

                                          Addition to remark

                                   P.46   Revise action example for ERASING

                                   P.48 3-2-31.  PRINTING TPH2
                                   Add response
                                          Addition to remark

                                   P.49  Revise action example for PRINTING TPH2

                                   P.52 3-2-34.  PRINTING TPH1
                                   Add response
                                          Addition to remark

                                   P.53 Revise action example PRINTING TPH1
-------------------------------------------------------------------------------------------------
May 26, 1999             (M)       Revise the expression grammatically.
                                   Revise and add the explanation.
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
Jun 18, 1999             (5)       P.1 1-2. XPORT status transition map
                                          Add the transition status for Restart Firmware command

                                   P.2 1-3.  EXPORT memory map
                                          Add the Detail data area for AKM/12C/etc.

                                   P.6 2-7. Abnormal sequence

                                          Add the requirement for sending XPORT NAK

                                   P.13 3-1-6.  RESTART FIRMWARE
                                          [Function] is changed (from "power-on" to "from
                                          initializing")

                                   P.16 3-2-1.  MOTOR START/STOP
                                   Add [Remark]

                                   P.20 3-2-4. WRITE BYTE TO FLASH ROM
                                   Add [Remark]

                                   P.21 3-2-5.  WRITE BLOCK OF DATA TO FLASH ROM
                                          Addition to [Remark]

                                   P.22 3-2-6. BLOCK FILL FLASH ROM
                                          Addition to [Remark]

                                   P.29 3-2-13.  DC MOTOR WRITE
                                   Add [Remark]

                                   P.35 3-2-19. 12C SAVE
                                          Addition to [Remark]

                                   P.37 3-2-21. AKM SAVE
                                          Addition to [Remark]
-------------------------------------------------------------------------------------------------
Jun 18, 1999             (5)       P.39 3-2-23. DOCUMENT DIFINITION
                                   Add [Remark]

                                   P.43 3-2-26.  READ MAGNETIC DATA
                                          Add the content of security track data

                                   P.50 3-2-30.  RECEIVE PRINT DATA
                                          Change to "CHECK SUM" in 4byte

                                   P.52 3-2-34.  PRINTING TPH1
                                          Addition to [Remark]
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
July 21, 1999            (6)       P.55 4. Machine setting
                                    Addition

Aug. 3, 1999                       P.9, 19,28,33,34,35,36,44,47,49,52,53,54,56
                                          Addition of PITA and PITB

                                   P.42,34 3-26. READ MAGNETIC DATA
                                          CHECK SUM DATA is added in output data of parallel
                                          port

                                   P.14,15 3-1-6. RESTART FIRMWARE
                                          Addition of the sequence flow chart

                                   P.60 5. Mechanical structure
                                          Addition
-------------------------------------------------------------------------------------------------
Aug. 21, 1999            (7)       P.9 REQUEST QUICK STATUS
                                          The reasons are added to FAULT STATUS ON.

                                   P.14,  15 Flow chart for Power on and Restart
                                          LM75 Temperature READ is deleted
                                          TPH1/TPH2 Temperature Check is deleted
                                          Machine Initialization is deleted

                                   P.45 RECEIVE MAGNETIC DATA

                                          The magnetic write data from HOST in (Remarks) is
                                          revised
-------------------------------------------------------------------------------------------------
Aug. 30 1999             (8)       As FLASH ROM 8Mbit -) 4Mbit, following subject is changed.
                                          P.2 Memory map is changed
                                          P.11 Area for address designated is changed.
                                          P.20 Area for address designated is changed.
                                          P.21 Area for address designated is changed.
                                          P.22 Area for address designated is changed.

                                   P.10 3-1-3.  REQUEST FIRMWIDE ID STRING
                                          Version No. is changed.

                                   P.12 SERIAL NUMBER
                                          [Function], [Response] is changed.
                                          [Remarks] is added.

                                   P.14 RESTART FIRMWARE
                                          SSN READ -) FLASH ROM SERIAL NUMBER READ
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
Sep. 11, 1999            (9)       P.12 SERIAL NUMBER
                                          Address for Serial No. in FLASH-ROM is changed.

                                   P.14 RESTART FIRMWARE
                                          Boot up time and Restart time are changed.

                                   P.57 3-3.  PID FE Command group
                                    Addition

                                   P.57 3-3-1. MACHINE SETTING DATA READ
                                    Addition

                                   P.58 3-3-2. MACHINE SETTING DATA WRITE
                                    Addition

                                   P.59 3-3-3. MACHINE SETTING DATA SAVE
                                    Addition

                                   P.60 3-3-4. MACHINE SETTING DATA LOAD
                                    Addition

                                   P.61 3-3-5. SERIAL NUMBER WRITE
                                    Addition

                                   P.62 3-3-6. MAGNETIC READ INFORMATION
                                    Addition

                                   P.63 3-3-7. CARD PRINT POWER CONTROLL
                                    Addition

                                   P.64 3-3-8. CARD ERASE POWER CONTROLL
                                    Addition

                                   P.65 3-3-9. DOCUMENT PRINT POWER CONTROLL
                                    Addition
-------------------------------------------------------------------------------------------------
Sep. 13, 1999           (10)       P.66 3-3-10. TPH1 TEMPERATURE SENSOR READ
                                    Addition

                                   P.67 3-3-11. TPH2 TEMPERATURE SENSOR READ
                                    Addition
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
Sep. 18, 1999           (11)       P.19, 20, 21 3-2-3.  SET OPERATING MODE
                                          Revise and add Action example.

                                   P.22 3-2-4.  WRITE BYTE TO FLASH-ROM
                                          Addition to [Remark]

                                   P.34 3-2-16.  CIS LED On/Off
                                          [Remark] is added.

                                   P.42 3-2-24. RETURN UES
                                          [Remark] is added.

                                   P.43 3-2-25.  ENABLE/DISABLE ABC
                                          [Remark] is added.

                                   P.47,  48 3-2-26. READ MAGNETIC DATA Action
                                          example is added.

                                   P.61   3-3-1. MACHINE SETTING DATA READ NG is
                                          added to MARK/DATA in the response.

                                   P.70   3-3-10. TPH1 TEMPERATURE SENSOR READ
                                          The table for the relationship between
                                          AD value and the temperature is added.

                                   P.71   3-3-11. TPH2 TEMPERATURE SENSOR EAD
                                          The table for the relationship between
                                          AD value and the temperature is added.
-------------------------------------------------------------------------------------------------
Sep. 18, 1999           (M1)       P.64 3-3-4.  MACHINE SETTING DATA LOAD
                                          Expression is changed.

                                   P.66 3-3-6.  MAGNETIC READ INFORMATION
                                          [Function] is changed.  (Translation mistaken)
                                          "8bits" is added.

                                   P.70 3-3-10.  TPH1 TEMPERATURE SENSOR READ
                                          Expression is changed.

                                   P.71 3-3-11.  TPH2 TEMPERATURE SENSOR READ
                                          Expression is changed.
-------------------------------------------------------------------------------------------------
Sep. 21, 1999           (M2)       P.61, 62, 63, 64, 72, 73, 74
                                          Expression is unified.
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
Oct. 13, 1999           (12)       P.35, 36, 37, 38
                                          PH LED Current2 DAC is added.

                                   P.72

                                          AKM SHADING MEMORY DATA SET command is added.

                                   P.73

                                          AKM SHADING MEMORY DATA LOAN command is added.

                                   P.75 4-4.  Adjustment value for the magnetic recording
                                          position on the card.
                                          Data range is changed.
-------------------------------------------------------------------------------------------------
Nov. 19, 1999           (13)       P.15 Addition of AKM BLACK CALIBRATION.
                                          Deletion of PRINT SETTING DATA CHECK

                                   P.22, 23, 24, 25
                                          Addition of the explanation of jamming pattern.
-------------------------------------------------------------------------------------------------
Dec. 20, 1999           (14)       P.6 2-7. Abnormal sequence
                                          Change the bit position for
                                          QUICK-STATUS on a reply time out of
                                          the response.

                                   P.9 3-1-2. REQUEST QUICK STATUS
                                          Addition of STATUS6
                                          Addition of remarks

                                   P.13 3-1-5.SERIAL NUMBER

                                          The data content of Serial No. is added.
-------------------------------------------------------------------------------------------------
Dec. 21, 1999           (15)       P.13 3-1-5. SERIAL NUMBER
                                          The content of Serial No. is changed.

                                   P.28   3-2-5.WRITE BLOCK OF DATA TO FLASH ROM
                                          Addition of remarks and the content of
                                          FLASH ROM sector.

                                   P.29 3-2-6. BLOCK FILL FLASH ROM
                                          Addition of remarks and the content of
                                          FLASH ROM sector.

                                   P.43 3-2-19.12C SAVE

                                          Management content of 12C DATA SAVE is added.

                                   P.46 3-2-31.AKM SAVE

                                          Management content of AKM DATA SAVE is added.
-------------------------------------------------------------------------------------------------
Feb. 21, 2000           (16)       P.70 3-2-35. DOWNLOAD PROGRAM command is added.
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
Feb. 28, 2000           (17)       P.1 1-2. XPORT status transition map is updated.
                                          Figure and BOOT Processing is updated.

                                   P.3,4 1-4.BOOT Processing content is added.

                                   P.22,  23 3-2-3. SET OPERATING MODE Revise
                                          and add Action example.

                                   P.72   3-3-1. MACHINE SETTING DATA READ
                                          Distance B is added to Machine Setting
                                          Data.

                                   P.73   3-3-2. MACHINE SETTING DATA WRITE
                                          Distance B is added to Machine Setting
                                          Data.

                                   P.74 3-3-3. MACHINE SETTING DATA SAVE
                                          Distance B is added to Machine Setting
                                          Data for Flash ROM.

                                   P.75 3-3-4.  MACHINE SETTING DATA LOAD
                                          Distance B is added to Machine Setting
                                          Data for Flash ROM.

                                   P.87   4-9. Distance B Adjustment value
                                          Adjustment value for Distance B is
                                          added.
-------------------------------------------------------------------------------------------------
Feb. 14, 2000           (18)       P.22 3-2-3.  SET OPERATING MODE.
                                          Area of Image read on Act 0 is described.

                                   P.54 3-2-26.  READ MAGNETIC DATA
                                          ACT content in following data is
                                          revised. (ISO 3Tr-)3Tr) Read data
                                          based on ISO is revised to example
                                          used ISO. ISO Tr# is revised to Tr#.

                                   P.56   3-2-26. READ MAGNETIC DATA The content
                                          of the security data is added.

                                   P.60   3-2-27. RECEIVE MAGNETIC DATA Notice
                                          is added to remarks.
-------------------------------------------------------------------------------------------------
Apr. 14, 2000           (19)       P.40 3-2-14.  BIT PORT WRITE
                                          SPARE CTL BIT is added in bit 15 of
                                          BIT PORT WRITE for UV light source.
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
Apr. 25, 2000           (20)       P.30 3-2-3. SET OPERATING MODE
                                           Addition of skew check process for receipt in ACT=3.

                                   P.74    3-2-34. PRINTING TPH1 Addition of
                                           skew check process.

                                            Addition of checking "out of paper"

                                   P.76 3-3-1.  MACHINE SETTING DATA READ
                                          Addition of document width to
                                          following data DN0=09h. Addition of
                                          data range for document width in
                                          remarks.

                                   P.77 3-3-2.  MACHINE SETTING DATA WRITE
                                          Addition of document width to
                                          following data DNO=09h. Addition of
                                          data range for document width in
                                          remarks.

                                   P.78   3-3-3. MACHINE SETTING DATA SAVE
                                          Addition of document width to
                                          Flash-ROM writing content in remarks.

                                   P.79 3-3-4.  MACHINE SETTING DATA
                                          Addition of document width to
                                          Flash-ROM writing content in remarks.

                                   P92 4-10. Document width Added

                                   P.56, 57 3-2-26.  READ MAGNETIC DATA
                                          In remarks *4, output content for
                                          parallel data is changed. In remarks
                                          *5, output pattern for security data
                                          is added.

                                          In remarks, the content for security
                                          data is moved to *6.
-------------------------------------------------------------------------------------------------
Apr. 25, 2000           (21)       P.63 3-2-28.  WRITE MAGNETIC DATA
                                          Addition of write track selective data
                                          to following data.
-------------------------------------------------------------------------------------------------
May 8, 2000             (22)       P.81 3-3-6.  MAGNETIC READ INFORMATION
                                          Addition of total bit number of security track and
                                          the start position for security data.
-------------------------------------------------------------------------------------------------
May 31, 2000            (23)       P.21, 31, 32 3-2-3. SET OPERATING MODE
                                          Action code 4 is added. Action code 4
                                          is possible to take images by reverse
                                          mode.
-------------------------------------------------------------------------------------------------
Aug. 4, 2000            (24)       P.97 6.XPORT-HEX file
                                      Added
-------------------------------------------------------------------------------------------------
Aug. 8, 2000            (25)       P.20 3-2-2. SET OPERATING MODE
                                          Printing speed is added.
-------------------------------------------------------------------------------------------------
Nov. 8, 2000            (26)       P.15 3-1-5. SERIAL NUMBER
                                          Setting for ID1 and ID2 is changed and
                                          Product ID is set.
-------------------------------------------------------------------------------------------------
Nov. 17, 2000           (27)       P.15 3-1-5. SERIAL NUMBER
                                          Mechanical types (Old and New) are
                                          added in Serial Number.
-------------------------------------------------------------------------------------------------

                                    REVISION
-------------------------------------------------------------------------------------------------
       Date           Revision                              Description
                        Mark
=================================================================================================
Nov. 21, 2000           (28)       P.3,4 Status code is added.
                                   X5 (Discrimination code for M1201, M1301)
-------------------------------------------------------------------------------------------------
Nov. 27, 2000           (29)       P.5 *1-5.  Detail description of Boot program and Download*
                                          is added.
-------------------------------------------------------------------------------------------------

      ===================================================================

                                                     NO. ZF22-2-1123-0001 (1.4E)

MESSRS. GTWCH CORPORATION

                              NRU-G0C1E-12 (XPORT)
                              ASSY READER BRANDING
                                 SPECIFICATIONS

ACCEPTED BY GTECH
-----------------------------------------------

APPROVED BY TEC SALES
-----------------------------------------------

APPROVED BY QA
-----------------------------------------------

APPROVED BY DESIGN
-----------------------------------------------

ORIGINATED BY
-----------------------------------------------

                        TOKYO MAGNETIC PRINTING CO., LTD.

HEAD OFFICE:  RYUKAKUSAN BLDG., 2-5-12 HIGASHI-KANDA, CHIYODA-KU, TOKYO
              PHONE:  03-5820-5690 (SWITCH BOARD)

FACTORY:      2-29-20 ONODAI, SAGAMIHARA-SHI, KANAGAWA
              PHONE:  042-759-2221 (SWITCH BOARD)

      ===================================================================

      ===================================================================

                                   Revision History
      --------------------------------------------------------------------------
          DATE         REV.    DESCRIPTION                               NAME
      --------------------------------------------------------------------------
      2000/12/21     1.0       New Production                         Ohmura
      --------------------------------------------------------------------------
      2000/1/11      1.1       (1) Content of ISO specification is    Matsushita
                                added.
      --------------------------------------------------------------------------
      2001/1/2       1.2       (2) Document Number is corrected.
                               (3) UL standard is added.              Muto
                               (4) Expression is changed
                               (5) Item related with thermal head
                               is deleted
      --------------------------------------------------------------------------
      2001/1/16      1.3       (6) Remark related with NR2WS card
                               print/erase section is added.          Muto
      --------------------------------------------------------------------------
      2001/1/19      1.4       6-5.NR2WS card print/erase Section
                               (7) Print/Erase position accuracy is   Muto
                               added.
                               (8) Correction for printing area.
                               (9) Bit map file for printing is
                               illustrated.
      --------------------------------------------------------------------------

      ===================================================================

                                  ATTACHMENT 2

                                     PRICING
--------------------------------------------------------------------------------

                                                           PRICING
                                                         20,000 UNITS
--------------------------------------------------------------------------------
                                         PIC              US$580.00
A1 Type
                                      Mitsubishi          US$660.00
no Aladdin - no brander
--------------------------------------------------------------------------------
                                         PIC              US$628.00
A2 Type
                                      Mitsubishi          US$708.00
no Aladdin w/brander
--------------------------------------------------------------------------------
                                         PIC              US$788.00
B1 Type
                                      Mitsubishi          US$868.00
Aladdin w/o brander
--------------------------------------------------------------------------------
                                         PIC              US$836.00
C1 Type
                                      Mitsubishi          US$916.00
Aladdin w/brander
--------------------------------------------------------------------------------

The above prices are based upon 20K units over the course of 15 months from and after September 1, 2000. Vendor agrees that any additional orders for Products for the same quantity (e.g., 20K units) shall be upon the same terms, conditions and prices as set forth above.

                                  ATTACHMENT 3

                         NORMAL LEAD TIME & RESCHEDULING

1.      Normal Lead Time.

        The first lot shall be shipped 30 weeks after receipt of a Purchase
Order.

See Section 2.3

                                  ATTACHMENT 4

                             XPORT SPARE PARTS LIST
---------------------------------------------------------------------------------------------------------------------------
Unit Name  Repair-unit Repair-  Level  Number of    Type    QUANTITY/  PART NAME     DRAWING   QUANTITY     UNIT
           name        unit No.        possession             UNIT                   NUMBER    REPAIR UNIT  PRICE
---------------------------------------------------------------------------------------------------------------------------
                                                 A2- A2- C1-
                                                 10  11  12
---------------------------------------------------------------------------------------------------------------------------
A-unit     BASE, MAIN  G1AAU501    C    100      OK  NO   NO  1        BASE, MAIN    G1AA0011E   1
           UNIT                                                        PLAIN WASHER  G1AA039-0   6
           (A2-10)                                                     Plastic       G1AA030-0   12      US$47.01
                                                                       WASHER        M1206       1
                                                                       PL1           M1204       1
                                                                       PL2
---------------------------------------------------------------------------------------------------------------------------
           BASE, MAIN  G1AAU502    C    100      NO  OK   NO  1        BASE, MAIN    G1AA0012E   1       US$25.46
           (A2-11)
---------------------------------------------------------------------------------------------------------------------------
           BASE, MAIN  G1AAU503    C    100      NO  NO   OK  1        BASE, MAIN    G1AA1011D   1       US$12.42
           (C1-12)
---------------------------------------------------------------------------------------------------------------------------
           HANGER      G1AAU504    B    400      NO  OK   OK  3        HANGER        G1AA0480C   1       US$1.81
---------------------------------------------------------------------------------------------------------------------------
           PL1         G1AAU505    B    200      OK  OK   OK  1        PL1 PCB ASSY  EF-10132    1       US$8.24
---------------------------------------------------------------------------------------------------------------------------
           PL2         G1AAU506    B    200      OK  OK   OK  1        PL2 PCB ASSY  EF-10130    1       US$8.24
---------------------------------------------------------------------------------------------------------------------------
           FRAME,      G1AAU507    C    400      OK  NO   NO  1        FRAME, SIDER  G1AA0020D   1       US$15.56
           SIDER (R)                                                   (R-P-1)       G1AA0030B   1
           UNIT                                                        GUIDE, FRAME
           (A2-10)                                                     SIDE (R-P-2)
---------------------------------------------------------------------------------------------------------------------------
           FRAME,      G1AAU508    C    400      OK  NO   NO  1        FRAME, SIDE   G1AA0040F   1
           SIDE(L)                                                     (L-P-1)       G1AA0050B   1
           UNIT                                                        GUIDE, FRAME
           (A2-10)                                                     SIDE(L-P-2)   G1AA035-0   1
                                                                       E RING,
                                                                       PULLEY,       G1AA0190B   1       US$21.74
                                                                       25(P-1)       G1AA0200B   2
                                                                       FLANGE,       G1AA0060A   1
                                                                       25(P-2)
                                                                       STUD, FRAME   G1AA005-0   2
                                                                       SIDE (L-P-3)
                                                                       BEARING
---------------------------------------------------------------------------------------------------------------------------
           FRAME,      G1AAU509    C    100      NO  OK   OK  1        FRAME, SIDE   G1AA0021F   1
           SIDE(R)                                                     (R-P-1)
           UNIT (C1-1)                                                 DOUBLE        G1AC003-0   1       US$10.12
                                                                       ADHESIVE TAPE
                                                                       PROTECTER     G1AB0530B   1
---------------------------------------------------------------------------------------------------------------------------

                             XPORT SPARE PARTS LIST
---------------------------------------------------------------------------------------------------------------------------
Unit Name  Repair-unit Repair-  Level  Number of    Type    QUANTITY/  PART NAME     DRAWING   QUANTITY     UNIT
           name        unit No.        possession             UNIT                   NUMBER    REPAIR UNIT  PRICE
---------------------------------------------------------------------------------------------------------------------------
           FRAME,      G1AAU509    C    100      NO  OK   OK  1        FRAME, SIDE   G1AA0041E   1
           SIDE(L)                                                     (L-P-1)
           UNIT                                                        STUD, FRAME   G1AA0061B   1       US$11.99
           (C1-12)                                                     SIDE (L-P-3)
                                                                       DOUBLE        G1AC003-0   1
                                                                       ADHESIVE TAPE
                                                                       PROTECTER     G1AB0530B   1
---------------------------------------------------------------------------------------------------------------------------
           PULLEY, 25  G1AAU511    B    200      NO  OK   OK  1        PULLEY,       G1AA0190C   1       US$4.44
           (C1-12)                                                     25(P-1)
---------------------------------------------------------------------------------------------------------------------------
           BEARING     G1AAU512    B    400      OK  OK   OK  -        BEARING       G1AA004-0   1       US$2.35
---------------------------------------------------------------------------------------------------------------------------
           DOUBLE      G1AAU513    B    200      NO  OK   OK  -        DOUBLE        G1AC003-0   1       US$1.80
           ADHESIVE                                                    ADHESIVE TAPE
           TAPE
---------------------------------------------------------------------------------------------------------------------------
           PROTECTER   G1AAU514    B    400      NO  OK   OK  2        PROTECTER     G1AB0530B   1       US$1.34
---------------------------------------------------------------------------------------------------------------------------
           ROLLER (1)  G1AAU515    -    -        OK  OK   OK  2        ROLLER (1)    G1AA0100B   1
           UNIT                                                        BEARING       G1AA004-0   2       US$32.23
           (A2-10)                                                     COLLAR        G1AA0300A   2
                                                                       PULLEY,       G1AA0160A   1
                                                                       32(P-1)       G1AA006-0   1
                                                                       COMPRESSION
                                                                       SPRING        G1AA014-0   1
                                                                       E-RING
---------------------------------------------------------------------------------------------------------------------------
           ROLLER (3)  G1AAU516    -    -        -   -    -   1        ROLLER (3)    G1AA0120C   1
           UNIT                                                        BEARING       G1AA004-0   2       US$27.48
           (A2-10)                                                     E RING        G1AA014-0   3
                                                                       BEARING       G1AA004-0   2
                                                                       COLLAR        G1AA0300A   1
                                                                       COMPRESSION   G1AA006-0   1
                                                                       SPRING
                                                                       ROUND BUSH    G1AA008-0   1
                                                                       PULLEY,       G1AA0160A   1
                                                                       32(P-1)
---------------------------------------------------------------------------------------------------------------------------
           ROLLER (4)  G1AAU517    -    -        OK  OK   OK  1        ROLLER (4)    G1AA0140B   1
           UNIT                                                        BEARING       G1AA004-0   2       US$32.75
           (A2-10)                                                     COLLAR        G1AA0300A   1
                                                                       COMPRESSION
                                                                       SPRING        G1AA006-0   1
---------------------------------------------------------------------------------------------------------------------------
                                                                       SET, COLLER   G1AA0350A   1
                                                                       HEXAGON       G1AA028-0   1
                                                                       SOCKET HEAD
                                                                       CA            G1AA008-0   1
                                                                       ROUND BUSH    G1AA0160A   1
                                                                       PULLEY,
                                                                       32(P-1)
---------------------------------------------------------------------------------------------------------------------------

                             XPORT SPARE PARTS LIST
---------------------------------------------------------------------------------------------------------------------------
Unit Name  Repair-unit Repair-  Level  Number of    Type    QUANTITY/  PART NAME     DRAWING   QUANTITY     UNIT
           name        unit No.        possession             UNIT                   NUMBER    REPAIR UNIT  PRICE
---------------------------------------------------------------------------------------------------------------------------
           ROLLER (1)  G1AAU518    A    500      OK  OK   OK  2        ROLLER (1)    G1AA0100B   1
           UNIT                                                        BEARING       G1AA004-0   2       US$29.08
           (C1-12)                                                     ROUND BUSH    G1AA008-0   1
                                                                       COLLAR        G1AA0300A   1
                                                                       COMPRESSION   G1AA006-0   1
                                                                       SPRING
                                                                       PULLEY,       G1AA0160C   1
                                                                       32(P-1)       G1AA014-0   1
                                                                       E RING
---------------------------------------------------------------------------------------------------------------------------
           ROLLER (3)  G1AAU519    A    500      OK  OK   OK  1        ROLLER (3)    G1AA0120D   1
           UNIT                                                        BEARING       G1AA029-0   2       US$24.98
           (C1-12)                                                     COLLAR        G1AA0390A   1
                                                                       BEARING       G1AA004-0   2
                                                                       ROUND BUSH    G1AA008-0   1
                                                                       PULLEY,       G1AA0160C   1
                                                                       32(P-1)       G1AA0300A   1
                                                                       COLLAR        G1AA006-0   1
                                                                       COMPRESSION
                                                                       SPRING        G1AA014-0   1
                                                                       E RING
---------------------------------------------------------------------------------------------------------------------------
           ROLLER (4)  G1AAU520    A    500      OK  OK   NO  1        ROLLER(4)     G1AA0140D   1
           UNIT                                                        BEARING       G1AA004-0   2       US$32.75
           (A2-11)                                                     ROUND BUSH    G1AA008-0   1
                                                                       PULLEY,       G1AA0160C   1
                                                                       32(P-1)       G1AA0300A   1
                                                                       COLLAR        G1AA006-0   1
                                                                       COMPRESSION
                                                                       SPRING        G1AA0350A   1
                                                                       SET, COLLER   G1AA040-0   1
                                                                       HEXAGON
                                                                       SOCKET HEAD
                                                                       CA
---------------------------------------------------------------------------------------------------------------------------
           ROLLER (4)  G1AAU521    A    500      NO  NO   OK  1        ROLLER(4)     G1AA0140D   1
           UNIT                                                        BEARING       G1AA004-0   2       US$31.05
           (C1-12)                                                     ROUND BUSH    G1AA008-0   1
                                                                       PULLEY,       G1AA0160C   1
                                                                       32(P-1)       G1AA0300A   1
                                                                       COLLAR        G1AA006-0   1
                                                                       COMPRESSION
                                                                       SPRING        G1AA0290A   1
                                                                       GEAR, 30
                                                                       CORRUGATED    G1AE021-0   1
                                                                       SPRING PIN
---------------------------------------------------------------------------------------------------------------------------
           SHAFT,      G1AAU522    B    200      OK  NO   NO  1        SHAFT, LATCH  G1AA0150B   1
           LATCH                                                       SPRING PIN    G1AA016-0   1       US$5.03
           UNIT
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           LEVER, SW   G1AAU523    B    200      OK  NO   NO  1        LEVER, SW     G1AA0310A   1       US$2.81
           DOOR                                                        DOOR
---------------------------------------------------------------------------------------------------------------------------

                             XPORT SPARE PARTS LIST
---------------------------------------------------------------------------------------------------------------------------
Unit Name  Repair-unit Repair-  Level  Number of    Type    QUANTITY/  PART NAME     DRAWING   QUANTITY     UNIT
           name        unit No.        possession             UNIT                   NUMBER    REPAIR UNIT  PRICE
---------------------------------------------------------------------------------------------------------------------------
           PLATE,      G1AAU524    -    -        OK  OK   OK  1        PLATE,        G1AA0210B   1       US$8.25
           TENSION                                                     TENSION(P-1)
           UNIT (A2-[                                                  STUD,         G1AA0220B   1
           ])                                                          TENSION(P-2)
                                                                       PULLEY, FLAT  G1AA0180B   1
                                                                       BEARING       G1AA004-0   2
                                                                       E RING        G1AA014-0   2
---------------------------------------------------------------------------------------------------------------------------
           PLATE,      G1AAU525    B    200      OK  OK   OK  1        PLATE,        G1AA0210D   1
           TENSION                                                     TENSION(P-1)                      US$8.05
           UNIT (C1-[                                                  STUD,         G1AA0220B   1
           ])                                                          TENSION(P-2)
                                                                       PULLEY, FLAT  G1AA0180B   1
                                                                       BEARING       G1AA004-0   2
                                                                       E RING        G1AA014-0   1
---------------------------------------------------------------------------------------------------------------------------
           LATCH       G1AAU526    B    400      OK  NO   NO  2        LATCH LEVERS  15-1783-01  2
           PARTS                                                       LATCH PISTON  16-1425-01  2       US$9.65
           (A2-10)                                                     A             16-1426-01  2
                                                                       LATCH PISTON  G1AA015-0   2
                                                                       B
                                                                       PARALLEL PIN
---------------------------------------------------------------------------------------------------------------------------
           LATCH       G1AAU527    B    400      OK  NO   NO  2        LATCH SHAFT   16-1361-01  2       US$2.56
           SHAFT                                                       SLEEVE
           SLEEVE
---------------------------------------------------------------------------------------------------------------------------
           PLATE, PCB  G1AAU528    C    400      OK  NO   NO  1        PLATE, PCB    G1AA0321C   1       US$8.54
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           STEP MOTER  G1AAU529    -    -        OK  OK   OK  1        STEPPING      G1AA001-0   1
           UNIT                                                        MOTOR         G1AA0230B   1       US$33.48
           (A2-10)                                                     PULLEY, 13
                                                                       HEXAGON       G1AA040-0   1
                                                                       SOCKET HEAD   GA2CA00877-31
                                                                       CA
                                                                       WIRING DIGM,
                                                                       PM
---------------------------------------------------------------------------------------------------------------------------
           STEP MOTER  G1AAU530    B    400      OK  OK   OK  1        WIRING DIGM,  G1AZ1203A   1
           UNIT                                                        PM            G1AA0230B   1       US$20.06
           (C1-12)                                                     PULLEY, 13    G1AA040-0   1
                                                                       HEXAGON
                                                                       SOCKET HEAD
                                                                       CA
---------------------------------------------------------------------------------------------------------------------------
           WIRING      G1AAU531    B    200      OK  NO   NO  1        WIRING DIGM,  GA2CA00879-31       US$3.38
           DIGM, SW1                                                   SW1 (A-10)
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           WIRING      G1AAU532    B    200      NO  OK   NO  1        WIRING DIGM,  GA2CA00868-81       US$1.46
           DIGM, PL1                                                   PL1
---------------------------------------------------------------------------------------------------------------------------
           WIRING      G1AAU533    B    200      NO  OK   NO  1        WIRING DIGM,  GA2CA00869-61       US$1.46
           DIGM, PL2                                                   PL2
---------------------------------------------------------------------------------------------------------------------------
           WIRING      G1AAU534    B    200      NO  OK   NO  1        WIRING DIGM,  GA2CA00879-51       US$5.91
           DIGM, SW1,                                                  SW1, 4
           4
---------------------------------------------------------------------------------------------------------------------------

                             XPORT SPARE PARTS LIST
---------------------------------------------------------------------------------------------------------------------------
Unit Name  Repair-unit Repair-  Level  Number of    Type    QUANTITY/  PART NAME     DRAWING   QUANTITY     UNIT
           name        unit No.        possession             UNIT                   NUMBER    REPAIR UNIT  PRICE
---------------------------------------------------------------------------------------------------------------------------
           WIRING      G1AAU535    B    200      NO  OK   OK  1        WIRING DIGM   G1AZ1201A   1       US$7.06
           DIGM PL1,2                                                  PL 1,2 SW1, 4
           SW1, [ ]
---------------------------------------------------------------------------------------------------------------------------
           SENSOR      G1AAU536    B    200                   1        SENSOR        GA2CA00868-61       UW$1.46
           HARNESS 1                                                   HARNESS 1
           (A2-[ ])                                                    (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           SENSOR      G1AAU537    B    200                   1        SENSOR        GA2CA00869-51       US$1.46
           HARNESS 2                                                   HARNESS 2
           (A2-[ ])                                                    (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           FG(A)       G1AAU538    -    -        OK  NO   NO  1        WIRING DIGM,  GA2CA00937-41       US$1.56
                                                                       FG(A)
---------------------------------------------------------------------------------------------------------------------------
           FG(B)       G1AAU539    -    -        OK  NO   NO  1        WIRING DIGM,  GA2CA00938-31       US$1.54
                                                                       FG(B)
---------------------------------------------------------------------------------------------------------------------------
           FG(A)       G1AAU540    C    100      NO  OK   OK  1        WIRING DIGM,  G1AZ1207A   1       US$1.29
                                                                       FG(A)
---------------------------------------------------------------------------------------------------------------------------
           FG(B)       G1AAU541    C    100      NO  OK   OK  1        WIRING DIGM,  G1AZ1208A   1       US$1.29
                                                                       FG(B)
---------------------------------------------------------------------------------------------------------------------------
           TIMING BELT G1AAU542    A    500      OK  OK   OK  1        TIMING BELT   G1AA003-0   1       US$3.94
---------------------------------------------------------------------------------------------------------------------------
           XPORT PCB   G1AAU543    B    400      OK  OK   NO  1        XPORT PCB     EF-10127    1       US$291.51
           ASSY                                                        ASSY
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           XPORT PCB   G1AAU544    B    400      NO  NO   OK  1        XPORT PCB     M1301       1       US$210.92
           (C1-12)
---------------------------------------------------------------------------------------------------------------------------
           MG R W PCB  G1AAU545    B    400      -   -    OK  1        MG-R/W PCB    M1202       1       US$57.60
---------------------------------------------------------------------------------------------------------------------------
           PLT PCB     G1AAU546    B    400      OK  OK   NO  1        PLT PCB ASSY  EF-10134    1       US$4.68
           ASSY
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           COVER       G1AAU547    C    100      NO  OK   NO  1        COVER         G1AA0490C   1       US$0.00
           (A2-11)
---------------------------------------------------------------------------------------------------------------------------
           PWB, BASE   G1AAU548    C    100      NO  OK   OK  1        PWB, BASE     G1AA0440E   1       US$12.77
           (C1-12)
---------------------------------------------------------------------------------------------------------------------------
           BASE SHAFT  G1AAU549    C    100      NO  OK   OK  2        SHAFT         G1AAO151A   1       US$7.14
           (C1-12)
---------------------------------------------------------------------------------------------------------------------------
           TENSION     G1AAU550    B    400      OK  NO   NO  1        SPRING        G1AA0360B   1       US$1.60
           SPRING
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           TENSION     G1AAU551    B    400      OK  OK   OK  1        SPRING        G1AA0360B   1       US$1.04
           SPRING
           (C1-12)
---------------------------------------------------------------------------------------------------------------------------
B-unit     BASE, UPPER G1ABU501    C    100      OK  NO   NO  1        BASE, UPPER   G1AB0010D   1
           UNIT                                                        SPRING        G1AB0120E           US$30.02
           (A2-10)                                                     PLATE(1)      G1AB0060E   2
                                                                       SPRING
                                                                       PLATE(2)
---------------------------------------------------------------------------------------------------------------------------
           BASE,       G1ABU502    C    100      NO  OK   OK  1        BASE, UPPER   G1AB0011D   1       US$13.72
           UPPER
           (C1-12)
---------------------------------------------------------------------------------------------------------------------------
           SPRING      G1ABU503    B    1000     NO  OK   OK  18       SPRING        G1AB0540A   1       US$0.91
           (C1-12)
---------------------------------------------------------------------------------------------------------------------------

                             XPORT SPARE PARTS LIST
---------------------------------------------------------------------------------------------------------------------------
Unit Name  Repair-unit Repair-  Level  Number of    Type    QUANTITY/  PART NAME     DRAWING   QUANTITY     UNIT
           name        unit No.        possession             UNIT                   NUMBER    REPAIR UNIT  PRICE
---------------------------------------------------------------------------------------------------------------------------
           COVER,      G1ABU504    -    -        OK  NO   NO  1        COVER,        G1AB0020G   1
           UPPER(A)                                                    UPPER(A)      G1AB009-0   6       US$16.86
           UNIT (A2-[                                                  PLASTIC       G1AB015-0   3
           ])                                                          WASHER        EF-10133    1       US$0.00
                                                                       TAPPING SCREW
                                                                       PT1 PCB ASSY
---------------------------------------------------------------------------------------------------------------------------
           COVER,      G1ABU505    -    -        OK  NO   NO  1        COVER,        G1AB0030E   1
           UPPER(B)                                                    UPPER(B)      G1AB009-0   6       US$19.35
           UNIT A2-[                                                   PLASTIC       G1AB015-0   3
           ])                                                          WASHER        EF-10131    1       US$0.00
                                                                       TAPPING SCREW
                                                                       PT2 PCB ASSY
---------------------------------------------------------------------------------------------------------------------------
           COVER       G1ABU506    B    400      OK  OK   OK  1        COVER,        G1AB0021C   1       US$0.00
           UPPER(A)                                                    UPPER(A)      G1AB032-0   3       US$6.56
           (C1-12)                                                     TAPPING SCREW
---------------------------------------------------------------------------------------------------------------------------
           PT1 PCB     G1ABU507    B    400      OK  OK   OK  1        PT1 PCB ASSY  M1207       1       US$5.79
           ASSY
---------------------------------------------------------------------------------------------------------------------------
           COVER,      G1ABU508    B    400      OK  OK   OK  1        COVER,        G1AB0031D   1       US$0.00
           UPPER(B)                                                    UPPER(B)      G1AB032-0   3       US$11.28
           (C1-12)                                                     TAPPING SCREW
---------------------------------------------------------------------------------------------------------------------------
           PT2 PCB     G1ABU509    B    400      OK  OK   OK  1        PT2 PCB ASSY  M1205       1       US$5.88
           ASSY
---------------------------------------------------------------------------------------------------------------------------
           PLASTIC     G1ABU510    B    400      OK  OK   OK  12       PLASTIC       G1AB009-0   1       US$0.96
           WASHER                                                      WASHER
---------------------------------------------------------------------------------------------------------------------------
           PLAIN       G1ABU511    B    400      OK  OK   OK  -        PLAIN WASHER  G1AA039-0   1       US$0.86
           WASHER 2
---------------------------------------------------------------------------------------------------------------------------
           IDOL,       G1ABU512    B    400      OK  NO   NO  -        LEVER, ROLLER G1AB0110C   1       US$0.00
           ROLLER                                                      IDOL, ROLLER  16-1478-01  1       US$3.08
           UNIT
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           IDOL,       G1ABU513    B    400      NO  OK   OK  1        LEVER, ROLLER G1AB0111A   1       US$0.00
           ROLLER                                                      IDOL, ROLLER  16-1478-01  1       US$3.09
           UNIT
           (C1-12)
---------------------------------------------------------------------------------------------------------------------------
           ARM(R)      G1ABU514    C    100      OK  NO   NO  1        ARM(R)        G1AB0040E   1       US$4.87
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           ARM(L)      G1ABU515    C    100      OK  NO   NO  1        ARM(L)        G1AB0050G   1       US$4.87
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           PLATE, TOP  G1ABU516    C    100      OK  NO   NO  1        PLATE, TOP    G1AB0130C   1       US$14.93
           READER                                                      READER
           (A2-[ ])
---------------------------------------------------------------------------------------------------------------------------
           ARM(R)      G1ABU517    C    100      NO  OK   OK  1        ARM(R)        G1AB0041D   1       US$4.47
           (C1-12)
---------------------------------------------------------------------------------------------------------------------------
           ARM(L)      G1ABU518    C    100      NO  OK   OK  1        ARM(L)        G1AB0051E   1       US$4.42
           (C1-12)
---------------------------------------------------------------------------------------------------------------------------
           PLATE, TOP  G1ABU519    C    100      NO  OK   OK  1        PLATE, TOP    G1AB0131F   1       US$7.16
           READER                                                      READER
           (C1-[ ])
---------------------------------------------------------------------------------------------------------------------------
           BOTTON UNIT G1ABU520    C    100      NO  OK   OK  1        BOTTON        G1AA0431A   1       US$0.00
                                                                       LEVER         G1AA0420B   1       US$3.79
---------------------------------------------------------------------------------------------------------------------------
           SHAFT,      G1ABU521    B    400      OK  NO   NO  1        SHAFT,        G1AB0080A   1       US$1.66
           LEVER(1)                                                    LEVER(1)
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------

                             XPORT SPARE PARTS LIST
---------------------------------------------------------------------------------------------------------------------------
Unit Name  Repair-unit Repair-  Level  Number of    Type    QUANTITY/  PART NAME     DRAWING   QUANTITY     UNIT
           name        unit No.        possession             UNIT                   NUMBER    REPAIR UNIT  PRICE
---------------------------------------------------------------------------------------------------------------------------
           SHAFT,      G1ABU522    B    400      OK  NO   NO  1        SHAFT,        G1AB0090A   1       US$3.26
           LEVER(2)                                                    LEVER(2)
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           SHAFT       G1ABU523    B    400      OK  NO   NO  1        SHAFT,        G1AB0100A   1       US$3.38
           LEVER(3)                                                    LEVER(3)
            (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           SHAFT,      G1ABU524    B    400      NO  OK   OK  1        SHAFT,        G1AB0081B   1       US$1.86
           LEVER(1)                                                    LEVER(1)
           (C1-12)
---------------------------------------------------------------------------------------------------------------------------
           SHAFT,      G1ABU525    B    400      NO  OK   OK  1        SHAFT,        G1AB0091B   1       US$3.14
           LEVER(2)                                                    LEVER(2)
           (C1-12)
---------------------------------------------------------------------------------------------------------------------------
           SHAFT,      G1ABU526    B    400      NO  OK   OK  1        SHAFT,        G1AB0101C   1       US$3.83
           LEVER(3)                                                    LEVER(3)
           (C1-12)
---------------------------------------------------------------------------------------------------------------------------
           PIVOT PARTS G1ABU527    B    400      OK  OK   OK  2        PIN, PIVOT    G1AB0500A   1       US$2.56
                                                                       COLLER        G1AB0510A   1
                                                                       WASHER        G1AB0520A   1
---------------------------------------------------------------------------------------------------------------------------
           LEVER       G1ABU528    B    400      NO  OK   OK  2        LEVER         G1AA0400F   1       US$1.66
---------------------------------------------------------------------------------------------------------------------------
           HOLDER      G1ABU529    B    400      NO  OK   OK  1        HOLDER        G1AA0410A   1       US$1.77
           (C1-12)
---------------------------------------------------------------------------------------------------------------------------
C-unit     CIS UNIT    G1ACU501    B    200      OK  NO   NO  1        SCANNER       G1AC001-0   1       US$252.15
           (A2-10)                                                     GUIDE, SCN    G1AC0010D   1
                                        400                            LEVER, SCN(R) G1AC0020F   1
                                        400                            LEVER, SCN(L) G1AC0030F   1
---------------------------------------------------------------------------------------------------------------------------
           CIS UNIT    G1ACU502    B    200      NO  OK   OK  1        SCANNER       G1AC001-0   1       US$250.83
           (C1-12)                                                     GUIDE, SCN    G1AC0010E   1
                                                                       LEVER, SCN(R) G1AC0021B   1
                                                                       LEVER, SCN(L) G1AC0031B   1
---------------------------------------------------------------------------------------------------------------------------
           SPRING,     G1ACU503    B    400      OK  NO   NO  1        SPRING,       G1AC0040B   1       US$1.25
           SCN(R)                                                      SCN(R)
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           SPRING,     G1ACU504    B    400      OK  NO   NO  1        SPRING,       G1AC0050B   1       US$1.25
           SCN(L)                                                      SCN(L)
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           SPRING,     G1ACU505    B    400                   1        SPRING,       G1AC0041A   1       US$1.15
           SCN(R)                                                      SCN(R)
           (C1-12)
---------------------------------------------------------------------------------------------------------------------------
           SPRING,     G1ACU506    B    400                   1        SPRING,       G1AC0051A   1       US$1.15
           SCN(L)                                                      SCN(L)
           (C1-12
---------------------------------------------------------------------------------------------------------------------------
           HARNESS     G1ACU507    B    200      OK  NO   NO  1        WIRING DIGM,  GA2CA00100-21       US$16.59
           ASSEMBLY                                                    SCN (ASSY)
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           HARNESS     G1ACU508    B    200      NO  OK   NO  1        WIRING DIGM,  GA2CA00100-41       US$16.59
           ASSEMBLY                                                    SCN (ASSY)
           (A2-11)
---------------------------------------------------------------------------------------------------------------------------

                             XPORT SPARE PARTS LIST
---------------------------------------------------------------------------------------------------------------------------
Unit Name  Repair-unit Repair-  Level  Number of    Type    QUANTITY/  PART NAME     DRAWING   QUANTITY     UNIT
           name        unit No.        possession             UNIT                   NUMBER    REPAIR UNIT  PRICE
---------------------------------------------------------------------------------------------------------------------------
           HARNESS     G1ACU509    B    200      NO  NO   OK  1        WIRING DIGM,  G1AZ1210A   1       US$15.21
           ASSEMBLY                                                    SCN (ASSY)
           (C1-12)
---------------------------------------------------------------------------------------------------------------------------
D-Unit     HOLDER, TPH G1ADU510    B    400      OK  NO   NO  1        HOLDER, TPH   G1AD0010B   1       US$8.05
           UNIT                                                        PIN, BRG      G1AD0130A   1
           (A2-10)                                                     BEARING       G1AD003-0   1
                                                                       E RING        G1AD005-0   1
---------------------------------------------------------------------------------------------------------------------------
           THERMAL     G1ADU511    x    1000     OK  OK   OK  1        THERMAL HEAD  G1AD008-0   1       US$52.29
           HEAD 1
---------------------------------------------------------------------------------------------------------------------------
           PLATE,      G1ADU512    B    400      OK  NO   NO  1        PLATE, TPH(1) G1AD0020C   1       US$4.80
           TPH(1)
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           SPRING,     G1ADU513    B    400      OK  NO   NO  1        SPRING,       G1AD0050B   1       US$1.25
           TPH(R)                                                      TPH(R)
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           SPRING      G1ADU514    B    400      OK  NO   NO  1        SPRING,       G1AD0060B   1       US$1.25
           TPH(L)                                                      TPH(L)
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           SHAFT, CAM  G1ADU515    B    400      OK  NO   NO  1        CAM           G1AD0070B   1       US$14.49
           UNIT                                                        GEAR, 12      G1AD0100B   1
           (A2-10)                                                     PLATE, SENSOR G1AD0080B   1
                                                                       SHAFT, CAM    G1AD0120D   1
---------------------------------------------------------------------------------------------------------------------------
           SHAFT, TPH  G1ADU516    B    400      OK  NO   NO  1        SHAFT, TPH    G1AD0110B   1       US$1.66
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           TPH1,       G1ADU517    B    400      OK  OK   OK  1        HOLDER,       G1AD0140A   1       US$5.79
           IDOL,                                                       ROLLER(A)     G1AD0160C   2
           ROLLER A                                                    ROLLER        G1AD0180B   2
           UNIT [ ]                                                    PIN
---------------------------------------------------------------------------------------------------------------------------
           TPH1,       G1ADU518    B    400      OK  OK   OK  1        HOLDER,       G1AD0150A   1       US$5.79
           IDOL,                                                       ROLLER(B)     G1AD0160C   2
           ROLLER B                                                    ROLLER        G1AD0180B   2
           UNIT [ ]                                                    PIN
---------------------------------------------------------------------------------------------------------------------------
           TPH1,       G1ADU519    B    400      NO  OK   OK  1        HOLDER,       G1AD0141A   1       US$3.88
           IDOL,                                                       ROLLER(A)     G1AD0160C   1
           ROLLER A                                                    ROLLER        G1AD0181A   1
           UNIT [ ]                                                    PIN
---------------------------------------------------------------------------------------------------------------------------
           TPH1,       G1ADU520    B    400      NO  OK   OK  1        HOLDER,       G1AD0151A   1       US$3.88
           IDOL,                                                       ROLLER(B)     G1AD0160C   1
           ROLLER B                                                    ROLLER        G1AD0181A   1
           UNIT [ ]                                                    PIN
---------------------------------------------------------------------------------------------------------------------------
           COVER, TPH1 G1ADU521    B    400      OK  OK   OK  1        COVER, TPH1   G1AD0170C   1       US$2.14
           (A2-10)
---------------------------------------------------------------------------------------------------------------------------
           DC MOTOR    G1ADU522    B    400      OK  NO   NO  1        DC MOTOR      G1AD001-0   1       US$37.68
           UNIT                                                        GEAR, 15      G1AD0090B   1
           (A2-10)                                                     PLATE, MOTOR  G1AD0040A   1
---------------------------------------------------------------------------------------------------------------------------
           PLT (A2-10) G1ADU523    B    400      OK  OK   OK  1        PLT PCB       M1208       1       US$3.83
---------------------------------------------------------------------------------------------------------------------------
           D-UNIT      G1ADU511         50       NO  OK   OK  1
           (C1-12)
---------------------------------------------------------------------------------------------------------------------------

                             XPORT SPARE PARTS LIST
---------------------------------------------------------------------------------------------------------------------------
Unit Name  Repair-unit Repair-  Level  Number of    Type    QUANTITY/  PART NAME     DRAWING   QUANTITY     UNIT
           name        unit No.        possession             UNIT                   NUMBER    REPAIR UNIT  PRICE
---------------------------------------------------------------------------------------------------------------------------
           TPH1 UNIT   G1ADU524    B    350      NO  OK   OK  1        HOLDER, TPH   G1AD0011E   1
           (C1-12)                                                     PLATE, TPH(1) G1AD0021E   1
                                                                       SPRING,       G1AD0062B   1
                                                                       TPH(R)        G1AD0063B   1
                                                                       SPRING,       G1AD0071F   1
                                                                       TPH(L)        G1AD0111B   1
                                                                       CAM
                                                                       SHAFT, TPH    G1AD0141A   1
                                                                       HOLDER,
                                                                       ROLLER(A)     G1AD0151A   1
                                                                       HOLDER,       G1AD0160C   1
                                                                       ROLLER(B)     G1AD0171C   1
                                                                       ROLLER        G1AD0181A   1       US$111.69
                                                                       COVER, TPH1   G1AD006-0   1
                                                                       PIN
                                                                       E RING        G1AZ1204A   1
                                                                       WIRING DIGM,  G1AD008-0   1
                                                                       DCM
                                                                       THERMAL HEAD  G1AD010-0   1
                                                                       POT ACREW     G1AD027-0   1
                                                                       (SW/HW) SMALL G1AD028-0   1
                                                                       BEARING       G1AD029-0   1
                                                                       BEARING       G1AD032-0   1
                                                                       POT ACREW     G1AD035-0   1       US$0.00
                                                                       SPRING WASHER
                                                                       HEXAGON
                                                                       SOCKET HEAD
                                                                       CA
---------------------------------------------------------------------------------------------------------------------------
           TPH1 BACK   G1ADU525    B    400      OK  NO   NO  1        WASHER        G1AD0200A   1       US$0.97
           SPACER
---------------------------------------------------------------------------------------------------------------------------
E-unit     E-UNIT      G1AEU500         50       -   -    OK  1                                          US$0.00
---------------------------------------------------------------------------------------------------------------------------
           TPH2 BASE   G1AEU501    B    350      -   -    OK  1        GUIDE, TPH2   G1AE0011B   1
           UNIT                                                        HOLDER, TPH2  G1AE0021D   1
                                                                       FRAME, RIGHT  G1AE0052A   1
                                                                       FRAME, LEFT   G1AE0062A   1       US$35.55
                                   A    1000                           ROLLER(2)     G1AE0101C   1
                                                                       GEAR, 24      G1AA0280A   1
                                                                       SHAFT         G1AE0230B   1
---------------------------------------------------------------------------------------------------------------------------
           SW3 UNIT    G1AEU502    B    350      -   -    OK  1        WIRING DIGM,  G1AZ1212A   1
                                                                       SW3           G1AE0132A   1       US$5.86
                                                                       HOLDER, SW
---------------------------------------------------------------------------------------------------------------------------
           LEVER,      G1AEU503    B    350      -   -    OK  1        LEVER, RIGHT  G1AE0031C   1       US$1.50
           RIGHT
---------------------------------------------------------------------------------------------------------------------------
           LEVER, LEFT G1AEU504    B    350      -   -    OK  1        LEVER, LEFT   G1AE0041B   1       US$1.50
---------------------------------------------------------------------------------------------------------------------------
           SHAFT, LOCK G1AEU505    B    350      -   -    OK  1        SHAFT, LOCK   G1AE0121E   1       US$3.00
---------------------------------------------------------------------------------------------------------------------------
           KNOB        G1AEU506    B    350      -   -    OK  1        KNOB          G1AA0332B   1       US$2.52
---------------------------------------------------------------------------------------------------------------------------

                             XPORT SPARE PARTS LIST
---------------------------------------------------------------------------------------------------------------------------
Unit Name  Repair-unit Repair-  Level  Number of    Type    QUANTITY/  PART NAME     DRAWING   QUANTITY     UNIT
           name        unit No.        possession             UNIT                   NUMBER    REPAIR UNIT  PRICE
---------------------------------------------------------------------------------------------------------------------------
           TPH2 COVER  G1AEU507    X    1000     -   -    OK  1        THERMAL HEAD  G1AE019-0   1
           UNIT                                                        BLOCK, TPH2   G1AE0084A   1
                                                                       HARNESS,      G1AE0311B   1
                                                                       COVER         G1AZ1211A   1       US$114.34
                                                                       WIRING DIGM,  G1AE0091D   1
                                                                       TPH2          G1AE0141B   1       US$0.00
                                                                       COVER, TPH2   G1AE013-0   1
                                                                       SHAFT, TPH2-1
                                                                       E RING
---------------------------------------------------------------------------------------------------------------------------
           SHAFT,      G1AEU508    B    350      -   -    OK  1        SHAFT,        G1AE0141B   1       US$1.45
           TPH2-1                                                      TPH2-1
---------------------------------------------------------------------------------------------------------------------------
           SPRING,     G1AEU509    B    350      -   -    OK  1        SPRING,       G1AE0202A   1       US$0.99
           TPH2-1                                                      TPH2-1
---------------------------------------------------------------------------------------------------------------------------
           SPACER TPH2 G1AEU510    B    350      -   -    OK  1        SPACER        G1AE0250B   1       US$1.11
---------------------------------------------------------------------------------------------------------------------------
           IDOL GEAR   G1AEU511    B    400      -   -    OK  1        HOLDER, STUD  G1AE0260A   1
           UNIT                                                        STUD, GEAR    G1AA0300A   1
                                                                       BEARING       G1AE008-0   1       US$6.15
                                                                       GEAR, 24      G1AA0270A   1
                                                                       E RING        G1AE020-0   1
---------------------------------------------------------------------------------------------------------------------------
F-unit     F-UNIT      G1AFU500         50       -   -    OK  1                                          US$0.00
---------------------------------------------------------------------------------------------------------------------------
           BASE, NR    G1AFU501    B    350      -   -    OK  1        BASE, NR      G1AF0011E   1
           UNIT                                                        SUB, GUIDE 1  G1AF0210D   1
                                                                       SUB, GUIDE 2  G1AF0220D   1
                                                                       SPRING        G1AF0223C   1
                                                                       TAPPING SCREW G1AF018-0   1       US$32.34
                                   A    500                            ROLLER        G1AF0151B   1
                                                                       ROLLER, SHAFT G1AF0141C   1
                                                                       GUIDE, HOLDER G1AF0200B   1
---------------------------------------------------------------------------------------------------------------------------
           NR-SEN PCB  G1AFU502    B    350      -   -    OK  1        NR-SEN PCB    G1AZ1213A   1
                                                                       TAPPING SCREW G1AF018-0   1       US$13.14
---------------------------------------------------------------------------------------------------------------------------
           WIRING,     G1AFU503    B    350      -   -    OK  1        Wiring DIGM,  G1AZ1213A   1       US$2.28
           DIGM,                                                       MG-SEN
           MG-SEN
---------------------------------------------------------------------------------------------------------------------------
           MGH UNIT    G1AFU504    X    950      -   -    OK  1        WIRING DIGM,  G1AZ1214B   1
                                                                       MG                        -
                                                                       MGH-1                     -
                                                                       (secrecy 1Tr) G1AF0041B   1       US$121.58
                                                                       MGH-2(ISO     G1AF0164B   1
                                                                       3Tr)          G1AF0102D   2
                                                                       LEVER, MGH1   G1AF0053A   1
                                                                       HOLDER, MGH1  G1AFO172A   1
                                                                       PIN
                                                                       LEVER, MGH2
                                                                       HOLDER, MGH2
---------------------------------------------------------------------------------------------------------------------------
           PULLEY UNIT G1AFU505    A    450      -   -    OK  3        PULLEY        G1AF0063D   1
                                                                       RUGGER, RING  G1AF0300D   1       US$5.58
                                                                       ROLLER, PIN   G1AF0082B   1
                                                                       BEARING       G1AA004-0   1
---------------------------------------------------------------------------------------------------------------------------

                             XPORT SPARE PARTS LIST
---------------------------------------------------------------------------------------------------------------------------
Unit Name  Repair-unit Repair-  Level  Number of    Type    QUANTITY/  PART NAME     DRAWING   QUANTITY     UNIT
           name        unit No.        possession             UNIT                   NUMBER    REPAIR UNIT  PRICE
---------------------------------------------------------------------------------------------------------------------------
           BASE, NR2   G1AFU506    B    350      -   -    OK  1        BASE, NR      G1AF0022C   1       US$0.00
           UNIT                                                        NUT           G1AF022-0   1       US$6.40
---------------------------------------------------------------------------------------------------------------------------
           COVER, NR   G1AFU507    B    350      -   -    OK  1        COVER, NR     G1AF0032C   1       US$3.94
---------------------------------------------------------------------------------------------------------------------------
           PAD         G1AFU508    B    350      -   -    OK  1        PAD           G1AF0250D   1       US$0.93
---------------------------------------------------------------------------------------------------------------------------
           O-RING      G1AFU509    A    450      -   -    OK  1        O-RING        G1AF020-0   1       US$3.94
---------------------------------------------------------------------------------------------------------------------------
           LEVER, PIN  G1AFU510    B    350      -   -    OK  1        LEVER, PIN    G1AF0091A   1       US$1.10
---------------------------------------------------------------------------------------------------------------------------
           LOCK, LEVER G1AFU511    B    350      -   -    OK  1        LOCK, LEVER   G1AF0180B   1       US$1.75
---------------------------------------------------------------------------------------------------------------------------
           SPRING 1    G1AFU512    B    350      -   -    OK  1        SPRING        G1AF0182A   1       US$1.04
---------------------------------------------------------------------------------------------------------------------------
           PIVOT       G1AFU513    B    350      -   -    OK  1        PIVOT         G1AF0191B   1       US$1.75
---------------------------------------------------------------------------------------------------------------------------
           SPRING 2    G1AFU514    B    350      -   -    OK  1        SPRING        G1AF0194B   1       US$1.03
---------------------------------------------------------------------------------------------------------------------------
           SPRING 3    G1AFU515    B    350      -   -    OK  1        SPRING        G1AF0240E   1       US$1.00
---------------------------------------------------------------------------------------------------------------------------
           PLANGER     G1AFU516    B    350      -   -    OK  1        PLANGER       G1AF0260B   1       US$0.97
---------------------------------------------------------------------------------------------------------------------------
           SPRING 4    G1AFU517    B    350      -   -    OK  1        SPRING        G1AF0270F   1       US$0.99
---------------------------------------------------------------------------------------------------------------------------
                                                                                                         US$2,475.67
---------------------------------------------------------------------------------------------------------------------------

            ========================================================

                                                         NO. ZF22-2-1129-0003(E)

MESSRS. GTECH CORPORATION

                                      XPORT
                              ASSY READER BRANDING
                            PACKAGING SPECIFICATIONS

--------------------------------------------------------
Accepted by GTECH

--------------------------------------------------------
Approved by TEC Sales

--------------------------------------------------------
Approved by QA

--------------------------------------------------------
Approved by Design

--------------------------------------------------------
Originated by

                        TOKYO MAGNETIC PRINTING CO., LTD.
Head        Ryukakusan Bldg., 2-5-12 Higashi-Kanda,
office:     Chiyoda-ku, Tokyo

            Phone:  03-5820-5690 (switch board)
Factory:    2-29-20 Onodai, Sagamihara-shi, Kanagawa
            Phone:  042-759-2221 (switch board)

            ========================================================

                                                         NO. ZF22-2-1129-0003(E)

MESSRS. GTECH CORPORATION

                                      XPORT
                              ASSY READER BRANDING
                            PACKAGING SPECIFICATIONS

Accepted by GTECH:
--------------------------------------------------------

Approved by TEC Sales:
--------------------------------------------------------

Approved by QA:
--------------------------------------------------------

Approved by Design:
--------------------------------------------------------

Originated by:
--------------------------------------------------------

                        TOKYO MAGNETIC PRINTING CO., LTD.
Head        Ryukakusan Bldg., 2-5-12 Higashi-Kanda,
office:     Chiyoda-ku, Tokyo

            Phone:  03-5820-5690 (switch board)
Factory:    2-29-20 Onodai, Sagamihara-shi, Kanagawa
            Phone:  042-759-2221 (switch board)

            ========================================================

                                Revision History
---------------------------------------------------------------------------------
 Date      Stamp No.  Description  Approval  Confirmation Production Registration
=================================================================================
 2000/7/29     1.0    New                                    Ohmura
                      Production
---------------------------------------------------------------------------------
2000/12/18     2.0    Revised                                Niida
---------------------------------------------------------------------------------

                                    CONTENTS

1.    Application............................................................1
2.    Packaging material.....................................................1
3.    Packaging Method.......................................................2
4.    Design of the packaging box............................................3
      4.1   Inner packaging styrene foam.....................................3
      4.2   Cardboard box....................................................4
5.    Method of appending delivery inspection sheet..........................5

1.    Application

         This document is applicable for the packaging specifications of NRU-G0C1E-10 (XPORT) which is supplied to Messrs. GTECH.

2.    Packaging material

            1. Cushion Sheet                   :210mm x 180 mm (product
                                                name:  Mina foam #110E)
            2. Dehydrating Agent               :silica gel 10g
            3. Inner Packaging Polyethylene    :polyethylene bag (anti
               Bag                              static)
            4. Inner Packaging Styrene Box     :EPS (foam:  40 times
                                                magnification)
            5. Inner Packaging Cardboard Box   :K6A flue
            6. Outer Packaging                 :packaged using pallets

3.    Packaging Method

           ---------------------------------------------------------------------
           1.     Cushion sheets are placed around the upper part and the
                  lower part of the main unit.
           ---------------------------------------------------------------------
           2. The main unit is placed into an inner packaging polyethylene bag with the dehydrating agent.
           ---------------------------------------------------------------------
           3. Styrene foam is fitted onto the both sides of the main unit (which is in the polyethylene bag)
           ---------------------------------------------------------------------
           4. The main unit, which is securely protected by the styrene foam, is placed into the card board box. The upper and the lower part of the cardboard box is sealed with Dumplon tape. (The scanner side is placed towards the bottom. One box contains three machines.)
           ---------------------------------------------------------------------
           5.     The serial number sticker is placed on the box.
           ---------------------------------------------------------------------
           6.     The outer packaging is completed using pallets.
           ---------------------------------------------------------------------

              (The number of boxes on each pallet depends on actual number of the units being shipped; however, the maximum number of loading tiers is limited to four.)

4.    Design of the packaging box.

  4.1 Inner packaging styrene foam

  4.2 Card board box

5.    Method of appending delivery inspection sheet

    ----------------------------------------------------------------------------
    1.   The delivery inspection sheet is appended to the unit.
    ----------------------------------------------------------------------------
    2. The delivery inspection sheet is put bringing each palette together in the box sealed with red Dumpton tape shown in Picutre-1 and Picture-2.
    ----------------------------------------------------------------------------
    3.   The upper row of each palette is loaded with the box where the delivery inspection sheet is put shown in Picutre-3.
    ----------------------------------------------------------------------------

                                                   CONTROL NUMBER: GA2T-A2-05-10

MESSRS. GTECH CORPORATION

                              NRU-G0A2E-10 (XPORT)
                                   53-0123-02
                           ASSY READER BRANDING GT602
                            PACKAGING SPECIFICATIONS
                                       FOR
                                    ALTURA II

                                 NOVEMBER, 1999

                                   VERSION 1.0

GTECH ACCEPTED:
--------------------------------------------------------

TEC SALES:
--------------------------------------------------------

APPROVED:
--------------------------------------------------------

CHECKED:
--------------------------------------------------------

DRAWN:
--------------------------------------------------------

           TOKYO MAGNETIC PRINTING CO., LTD.

                                REVISION HISTORY
-------------------------------------------------------------------------------
  Date of revision     Revision symbol         Version          Remarks
-------------------------------------------------------------------------------
November 24, 1999                                1.0         Newly created
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

1.    APPLICATION

      These packaging specifications shall apply to the NRU-G0A2E-10 (XPORT), unit of the ALTURA II, delivered to GTECH Corporation.

2.    PACKAGING MATERIAL

(1)   Buffer seat:  210mm x 180mm
(2)   Desiccant:  Silicagel
(3)   Inner packaging polyethylene bag:  Polyethylene (Antistatic finish)
(4)   Inner packaging styrene foam:  EPS (Expansion ratio 40 times)
(5)   Inner packaging corrugated paper board:  K6A flute
(6)   Outer packaging:  packaged on pallets

3.    PACKAGING METHOD

(1) The buffer seat is placed between the upper assy and the lower assy of the main body.
(2) The main unit shall be packed in an inner packaging polyethylene bag.

(3) Styrene foam boards shall be placed on both sides of the main unit packed in an inner packaging polyethylene bag.

(4) Place the main unit secured between the styrene boards inside the corrugated paper board. Both the top and bottom of the corrugated paper board box shall be fixed with DAMPRON tapes. (Place the scanner at the bottom, and pack three units in one box.)
(5)   Pallets shall be used for outer packaging.
      (While the number of pallets in a row shall be arranged as desired depending on the number of shipping quantity, the number of loading tiers shall be max. four tiers.)

4.    DESIGN OF PACKAGING BOXES

                                  ATTACHMENT 6

                              MANUFACTURING RIGHTS

1. If at any time during the Term of this Agreement, VENDOR cannot or chooses not to manufacture Product, VENDOR will provide GTECH nine (9) months prior written notice and assist in the training and set up of production of the Product at GTECH, at a mutually agreed upon fee to be paid to VENDOR for this service.

2. Upon signing this Agreement, VENDOR agrees to deliver to GTECH, all of the documentation and other information used by VENDOR and required to manufacture, test, maintain and support the Products (herein, the "Manufacturing Package") including, without limitation, the full and complete schematic diagrams, assembly drawings, structured Bills of Materials, printed circuit board artwork, parts and vendor lists, test specifications, assembly aids and software in both machine readable source and object forms. As a part of the Manufacturing Package, VENDOR also agrees to provide unrestricted access to and joint control of VENDOR toolings, agency approval files (FCC, UL, CSA, VDE, etc.), a complete description of any special tools, fixtures and test equipment that are required but are not readily available in the marketplace. GTECH will not have any right to use the "Manufacturing Package" except as set forth in
      Section 4 below or otherwise authorized by VENDOR.

3. VENDOR agrees to update the "Manufacturing Package" as necessary from time to time to keep the package current with the latest version of the Products delivered to GTECH under this Agreement. All costs and expenses of any kind associated with the preparation and maintenance of the "Manufacturing Package" will be paid by VENDOR.

4. If any one or more of the following events occurs and upon notice from VENDOR, GTECH shall automatically be granted a worldwide, royalty free right and license, including the rights under any of the VENDOR's applicable patents, trademarks and copyrights, to use the "Manufacturing Package" solely to manufacture, have manufactured, use and sell the
      Products:

            a.) VENDOR files or consents by answer or otherwise to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, makes an assignment for the benefit of its creditors, consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, is adjudicated as insolvent or to be liquidated or takes corporate action for the purpose of any of the foregoing.

            b.) VENDOR provides notice pursuant to paragraph numbered 1 above of this Attachment, or fails to provide such notice of its inability to or of its decision to cease to manufacture the Products for any reason;

            c.) VENDOR assigns this Agreement in violation of Section 22 of this Agreement;

Notwithstanding any terms in the Agreement to the contrary, the right and license to use the Manufacturing Package under this Attachment 6 shall be GTECH's SOLE AND EXCLUSIVE REMEDY in the event VENDOR cannot or chooses not to manufacture Product.

Except as specifically provided in this Attachment 6 or as otherwise authorized by VENDOR, GTECH shall not have any right to use the "Manufacturing Package", and this Attachment 6 shall not be construed as a transfer or assignment of VENDOR's intellectual property rights, except as specifically necessary for the manufacture and sale of Products and related services under this Attachment 6.

                                  ATTACHMENT 7

                        DESIGN AND DEVELOPMENT AGREEMENT

            This Agreement is made as of this 9th day of July 1999 among Tokyo Magnetic Printing Co., Ltd., a Japanese corporation with its principal offices at 2-15-12, Higashi Kanda, Chioyda-ku, Tokyo 101-0031, Japan ("TMP"), TDK Electronics Corporation, a New York corporation with its principal offices at 12 Harbor Park Drive, Port Washington, New York 11050 ("TEC"), and GTECH corporation, a Delaware corporation with its principal offices at 55 Technology Way, West Greenwich, Rhode Island 02817 ("GTECH").

1. GTECH has asked TEC and TMP to design, develop and supply a mechanical and electronic processor unit that incorporates a document scanner, magnetic stripe card reader/recorder, thermal paper printer, and magnetic card thermal eraser/printer (collectively, the "Products") for the Altura GT602 transaction processing system to be used in the lottery and gaming market (the "Application") based on GTECH's specifications (the "Specifications").

2. If successfully developed, and subject to the terms of one or more agreements between or among the parties relating to their respective obligations, TMP would manufacture (or have manufactured) the Products conforming to the Specifications for sale to and resale by TEC as TMP's exclusive distributor of Products in North America.

3. In order to design and develop the Products for the Application, TMP must incur substantial design and development costs including those for non-recurring engineering ("NRE") services.

4. GTECH has agreed to pay TMP $210,000 for part of these design and development services, such amounts payable as provided below based on the following milestones:

      a)    $70,000 due upon signature of this Design and Development Agreement;
            and

      b)    $70,000 due upon final design review; and

      c)    $70,000 due upon delivery of first prototype unit.

5. If GTECH requests significant changes in the Products, such changes shall require additional amounts, to be determined by the parties, payable to TMP by GTECH, for additional design and development services.

6. With respect to inventions and designs relating to improvements to the Products (the "Improvements") and systems, which incorporate Products and/or Improvements in the Application, the parties have agreed as follows:

a. All inventions and copyrights relating to the Products and their designs invented or originated solely by TMP shall belong to TMP, provided that TMP can demonstrate that such inventions and copyrights are based, at least in part, on confidential and/or proprietary information of TMP.

b. (1) All inventions and copyrights relating to Improvements to the Products developed solely by GTECH or originated by GTECH and designed and manufactured by TMP at GTECH's request shall belong to TMP; provided, however, that TMP grants GTECH a paid-up irrevocable exclusive worldwide royalty-free license in and to any inventions or copyrights under this Section b(1), said license being limited to the lottery and gaming market and including the right to bring suit, to enforce such patents and copyrights and to collect and retain royalties from such suit.

(2) All inventions and copyrights relating to a system which combines Products or Improvements with a lottery and gaming terminal for use in the lottery and gaming market, if developed solely by GTECH or originated by GTECH and designed and manufactured by TMP at GTECH's request shall belong to GTECH; provided, however, that GTECH can demonstrate that such inventions and copyrights are based, at least in part, on confidential and/or proprietary information of GTECH and that GTECH has paid NRE, and provided further that GTECH grants TMP a paid-up irrevocable exclusive worldwide royalty-free license in and to any inventions or copyrights under this Section b(2), said license being limited to outside the lottery and gaming market, and including the right to bring suit, to enforce such patents and copyrights and to collect and retain royalties from such suit.

c. All inventions and copyrights to any new inventions or ideas jointly originated and developed by TMP and GTECH during the term of this Agreement and for a period of two years thereafter shall be owned by TMP and GTECH equally and jointly. Prior to developing any such new invention or idea, the parties shall discuss and agree in writing on guidelines applicable to the development and use of such invention or idea, including without limitation any royalties payable by one party to the other, the division of any profit arising out of the sale or license of such new inventions, and the sharing of any costs for development of such new invention or idea. In the event that the parties do not agree on such guidelines, then GTECH shall have the exclusive ownership rights in such new invention or idea in the lottery and gaming market, and TMP shall have the exclusive ownership rights in such new invention or idea in all other fields of use and applications.

d. With respect to any new inventions or ideas jointly originated and developed pursuant to Section 6(c) above, each party agrees to cooperate with the other party in the filing of any applications for patents, copyrights or any other commercial protections anywhere in the world, to not divulge trade secrets of the other, and to provide a copy of any patent application prior to filing for review and confirmation that no trade secrets of the non-filing party are being disclosed. The party to which the patents or copyrights belong shall be responsible for all costs in applying for patents, copyrights or other commercial protections. In the case of joint ownership, the parties shall bear such costs in accordance with any guidelines that are established pursuant to
Section 6(c) above.

7.    The term of this Agreement shall be for a period of three years.

8. This Agreement is made pursuant to the laws of the State of New York, without regard to rules regarding conflict of laws. The parties agree that all disputes arising hereunder shall be resolved by arbitration(s) to be held in Rhode Island under the rules of the American Arbitration Association. The foregoing notwithstanding, in the event either party determines that it shall not be able to obtain appropriate equitable relief from such arbitration, it shall have recourse to the Federal Courts in the State of Rhode Island, which shall have exclusive jurisdiction over such matters.

TOKYO MAGNETIC PRINTING CO., LTD.

By:  ______________________
Name:
Title:

TDK ELECTRONICS CORPORATION

By:  ______________________
Name:  Koyo Yokoi
Title:  Executive Vice President of Sales and Marketing

GTECH CORPORATION

By:  ______________________
Name:  Donald L. Stanford
Title:  Senior Vice President & Chief Technology Officer

                                  ATTACHMENT 8

                             NONDISCLOSURE AGREEMENT

      THIS AGREEMENT is made as of October 13, 2000 by and between GTECH Corporation, a Delaware corporation ("GTECH"), having its principal offices at 55 Technology Way, West Greenwich, RI 02817, and Tokyo Magnetic Printing K.K., a Japanese corporation ("TMP"), having its principal offices at 2-5-12, Higashi-kanda, Chiyoda-ku, Tokyo 101-0031.

      WHEREAS, in connection with the proposed evaluation and analysis by the parties of drawings and technical information relating to the Basic Scanner and Thermal Brander - A2 Type (the "A2 Type") and the Basic Scanner and Newrite Function and Thermal Brander - C l Type (the "Cl Type"), both described further in ATTACHMENT I, either party which is disclosing Proprietary Information under this Agreement (the "Disclosing Party") has and hereafter may disclose to the other party (the recipient party of Proprietary Information, the "Recipient") certain confidential and/or proprietary information, defined in Section 4 hereof ("Proprietary Information") belonging to the Disclosing Party; and

      WHEREAS, the parties desire and have agreed that Proprietary Information made available by the Disclosing Party shall be kept confidential by the Recipient;

      NOW, THEREFORE, in consideration of the premises and the mutual undertakings set forth herein, the parties hereby covenant and agree as follows:

      1. Proprietary Information made available by the Disclosing Party shall be held in strict confidence by the Recipient and shall not be disclosed or used by the Recipient except for the purposes for evaluation and analysis for development of D Type and E Type (as described on Attachment I). The Recipient shall protect Proprietary Information received from the Disclosing Party with at least the same degree of care as it uses to protect the Recipient's own Proprietary Information. Proprietary Information may be disclosed by the Recipient to employees of the Recipient, PROVIDED that such disclosure is necessary in order to accomplish the purposes for which the Proprietary Information was made available by the Disclosing Party and provided, further, that the Recipient requires such employees to hold the Proprietary Information in strict confidence without disclosure to any other employee or third party not entitled to receive the Proprietary Information under this Agreement. Proprietary Information belonging to the Disclosing Party may not be disclosed by the Recipient to any person or entity (other than employees of the Recipient, as provided in the preceding sentence) without the express prior written consent of the Disclosing Party. Anything to the contrary herein notwithstanding, the Recipient will not use the Proprietary Information in any manner for commercial production of products, without the prior written consent of the Disclosing Party.

      2. Upon seven (7) days prior written notice to the Recipient at the address given in the first paragraph of this Agreement or such other address as the Recipient shall designate in writing, the Disclosing Party may terminate the right of the Recipient to use Proprietary Information which shall have been made or become available to the Recipient under this Agreement and upon such termination the Recipient shall promptly return to the Disclosing Party all originals, copies and summaries of all writings, drawings, diskettes, models and other materials in any physical form whatsoever constituting Proprietary Information belonging to the Disclosing Party in the Recipient's possession or control.

      3. Nothing in this Agreement shall be construed as a grant by the Disclosing Party to the Recipient of any right, title or interest in Proprietary Information belonging to the Disclosing Party except the right to use such Proprietary Information for the purpose and to the extent set forth herein.

      4. The term "Proprietary Information" as used in this Agreement shall include all trade secret, proprietary, confidential and/or other non-public information, whether written or oral, and whether prepared by or on behalf of the Disclosing Party or its affiliates, whether disclosed prior to, on or after the date of this agreement, including, without limitation, data, reports, and other documents, know-how, technology, processes, methods, formulae, compositions, inventions, devices, data, plans, intellectual property relating to the A2 Type and the C1 Type. Proprietary Information shall include information discerned from, based on or relating to any of the foregoing which may be prepared by the Recipient or its representatives. Notwithstanding the foregoing, the term "Proprietary Information" shall not include information which is at the relevant time (i) generally known to the public (through no act or omission of the Recipient in violation hereof) or (ii) lawfully acquired by the Recipient from a source independent of the Disclosing Party , provided the Recipient notifies the Disclosing Party of such acquisition within ten (10) days after the acquisition or, if the acquisition precedes disclosure by the Disclosing Party, promptly upon such disclosure.

      5. This Agreement shall have effect for a period of five years from the date hereof unless terminated earlier by mutual written agreement of the parties.

      6. This Agreement represents the entire understanding between the parties with respect to the subject matter hereof and may not be amended, supplemented or terminated except by written agreement of both parties hereto. No contemporaneous or prior written or oral agreement shall be construed to alter, repeal or modify this Agreement. No consent to or waiver of any breach of or default under any provision of this Agreement shall be construed as a consent to or waiver of any other such breach or default.

      7. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties agree that all disputes arising hereunder shall be resolved by arbitration(s) to be held in Rhode Island under the rules of the American Arbitration Association. The foregoing notwithstanding, in the event either party determines that it shall not be able to obtain appropriate equitable relief from such arbitration, it shall have recourse to the Federal Courts in the State of Rhode Island, which shall have exclusive jurisdiction over such matters.

      IN WITNESS WHEREOF, each party has caused this Agreement to be executed by a duly authorized officer thereof as of the date first written above.

                                          GTECH Corporation

                                          By:  _______________________________
                                              Name:
                                              Title:

                                          Tokyo Magnetic Printing K.K.

                                          By:  _______________________________
                                              Name:
                                              Title: